SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

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MITESCO, INC.

(Name of Registrant as Specified in Its Charter)

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MITESCO, INC.

18202 Minnetonka Blvd.,

Suite 100 Deephaven, MN 55391

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

To the Stockholders of Mitesco, Inc.:

The accompanying Information Statement (the “Information Statement”) is being furnished to the stockholders of Mitesco, Inc., a Delaware corporation (the “Company”, “we”, or “Mitesco”) to notify that on August 16, 2023, the Board of Directors (the “Board”) approved via unanimous written consent, and recommended that its stockholders approve, and on August 29, 2023, the record holders (the “Majority Stockholders”) of an aggregate of 247,224 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and 24,227 shares of Series X Preferred Stock, par value $0.01, (the “Series X Preferred Stock”), voting as a single class, collectively constituting approximately 66% of the voting power of the Company’s issued and outstanding voting capital stock, approved via written consent, in lieu of a meeting the following actions. The Board is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that the Company has received written consent in lieu of a meeting of stockholders (the “Written Consent”) from holders of shares of voting stock representing approximately 66% of the total voting power of the Company as of August 29, 2023 to grant the Board discretionary authority to re-domesticate the Company from a Delaware corporation to a Nevada corporation (the “Reincorporation”) by filing a Certificate of Conversion with the State of Delaware pursuant to Section 266 of the Delaware General Corporation Law and the Articles of Conversion with the State of Nevada pursuant to Chapter 92A.209 of the Nevada Revised Statutes.

The Reincorporation is more fully described in the accompanying Information Statement. The Written Consent was executed and delivered in accordance with the Delaware General Corporation Law (“DGCL”) and our bylaws, each of which permits that any action which may be taken by a majority of the voting power of the Company’s stockholders at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the voting power of the Company’s stockholders. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the Reincorporation by the Written Consent before it becomes effective.

We are furnishing this Information Statement to stockholders in satisfaction of the notice requirement under Section 228 of the DGCL. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to stockholders as a result of the approval of the Reincorporation.

The entire cost of furnishing the Information Statement and related materials will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward the notice to the beneficial owners of the Common Stock held of record by them. In accordance with Regulation 14C of the Exchange Act, August 29, 2023 has been fixed as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Reincorporation will become effective is twenty (20) calendar days after this definitive Information Statement is first sent or given to the stockholders.

THE ACCOMPANYING INFORMATION STATEMENT WAS MAILED TO STOCKHOLDERS ON OR ABOUT [●], 2023. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/ Lawrence Diamond

Lawrence Diamond

Chief Executive Officer and Director

[●], 2023

MITESCO, INC.

18202 Minnetonka Blvd.,

Suite 100 Deephaven, MN 55391

INFORMATION STATEMENT

[●], 2023

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

In this Information Statement we refer to Mitesco, Inc., a Delaware corporation, as the “Company”, “Mitesco”, “we”, “us”, or “our”.

This Information Statement is being furnished by the Board of Directors (the “Board”) of the Company, to inform the stockholders as of August 29, 2023 that on August 16, 2023, the Board approved and recommended the stockholders to approve, and on August 29, 2023 the holders of shares of voting stock representing approximately 66% of the voting power of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) approved by written consent (the “Written Consent”) the following:

●

To grant the Board discretionary authority to re-domesticate the Company from a Delaware corporation to a Nevada corporation (the “Reincorporation”) by filing a Certificate of Conversion with the State of Delaware pursuant to Section 266 of the Delaware General Corporation Law and the Articles of Conversion with the State of Nevada pursuant to Chapter 92A.209 of the Nevada Revised Statutes.

This Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the approval of the Redomestication before it becomes effective.

In accordance with Regulation 14C of the Exchange Act, August 29, 2023 has been fixed as the Record Date for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement was mailed on or about [●, 2023] to stockholders of record as of the Record Date.

This Information Statement contains a brief summary of the material aspects of the Redomestication approved by the Board and the Majority Stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

THE REDOMESTICATION

Our Board has approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Redomestication”). Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate our business under the current name, “Mitesco, Inc.”

Reasons for the Redomestication

Our Board believes that there are several reasons the Redomestication is in the best interests of the Company and its stockholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term.

In addition, the Redomestication will provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of individual liability of officers and directors to a company, providing for an exclusion of any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and it is proven that the director's or officer's act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and such breach involved intentional misconduct, fraud or a knowing violation of law. The Redomestication will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors and officers of the Company have an interest in the Redomestication to the extent that they will be entitled to such limitation of liability. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Redomestication and to recommend that our stockholders vote in favor of this proposal.

Also, by reducing the risk of lawsuits being filed against the Company and its directors and officers, the Redomestication may help us attract and retain qualified management. As previously discussed and for the reasons described below, we believe that, in general, Nevada law provides greater protection to our directors, officers, and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Further, the Redomestication is expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Redomestication, the Nevada Corporation will opt out of certain Nevada statutes that may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Anti-Takeover Implications of the Redomestication” below for additional information.

Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) as set forth in the Plan of Conversion, which is included as Annex A to this Proxy Statement. Approval of this Proposal 1 will constitute approval of the Plan of Conversion. The Plan of Conversion provides that we will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”).

The Plan of Conversion provides that, upon the Redomestication, (i) each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation, and (ii) each outstanding share of Series D, Series, F, and Series X preferred stock of the Delaware Corporation will be automatically converted into one outstanding share of the Series D, Series, F, and Series X preferred stock of the Nevada Corporation. Securityholders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding restricted stock unit, option or right to acquire shares of common stock of the Delaware Corporation will automatically become a restricted stock unit, option or right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. At the Effective Time (as defined herein) of the Redomestication, the common stock will continue to be quoted on The OTC Expert market under the symbol “MITI.” There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication.

The Board currently intends that the Redomestication will occur as soon as practicable following the 20 day waiting period after the filing of this Information Statement. It is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 266 of the DGCL. However, the Redomestication may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of our Board at any time prior to the Effective Time of the Redomestication, if our Board determines for any reason that the consummation of the Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effects of the Redomestication

Following the Redomestication, we will be governed by the NRS instead of the DGCL, and we will be governed by the form of Nevada Articles of Incorporation (the “Nevada Charter”) and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Annex B and Annex C, respectively, to this Information Statement. Approval of this Proposal 1 will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Certificate of Incorporation, as amended (the “Delaware Charter”) and our current Amended and Restated Bylaws (as amended, the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available to the public over the internet at the SEC's website at http://www.sec.gov.

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Redomestication. Our directors and officers immediately prior to the Redomestication will serve as our directors and officers following the completion of the Redomestication. We will continue to maintain our headquarters in Minnesota.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Redomestication, and its common stock will continue to be quoted on the OTC Expert market and traded under the symbol “MITI.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. We and our stockholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our stockholders were prior to the Redomestication.

Key Differences Between Delaware Charter and Bylaws and the Nevada Charter and Bylaws

Following completion of the Redomestication, the Company will be governed by the NRS instead of the DGCL as well as the Nevada Charter and Nevada Bylaws, forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement. Approval of Proposal 1 will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Delaware Charter and Delaware Bylaws will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as exhibits to our public filings on EDGAR, available to the public over the internet at the SEC's website at http://www.sec.gov.

The Nevada Charter and Nevada Bylaws differ in a number of respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on some of those differences which we believe are most relevant to our stockholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability

The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for (i) acts or omissions which involve intentional misconduct, fraud or knowing violations of law; or (ii) the payment of distributions in violation of the General Corporation Law of Delaware. Further, the DGCL does not permit elimination or limitation of liability (a) for any breach of duty of loyalty to the corporation or its stockholders; or (b) for any transaction in which the director or officer received an improper personal benefit.

The Nevada Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty.

Charter Regarding Indemnitee's Right to Advanced Payment of Expenses

The Delaware Charter does not specify whether an indemnitee's right to advanced payment of expenses related to a proceeding is subject to the satisfaction of any standard of conduct nor is it conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding (or the absence of any prior determination to the contrary).

The Nevada Charter specifically provides that an indemnitee's right to advance payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary.

Charter Regarding Forum Adjudication for Disputes	The Delaware Charter does not specify the form for adjudication of disputes.

Under the Nevada Charter, the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company or the Company's stockholders, (3) any action asserting a claim against the Company arising pursuant to any provision of the NRS or the Nevada Charter or Nevada Bylaws, or (4) any action asserting a claim against the Company governed by the internal affairs doctrine.

Bylaws Regarding Proxies	Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Provision	Delaware	Nevada
Bylaws Regarding Removal of Directors

The Delaware Bylaws provide that any director or the entire Board of Directors may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of a majority of the voting power of shares of stock issued and outstanding of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent of a majority of the voting power of shares of stock issued and outstanding of the class or classes that elected such director.

The Nevada Bylaws provide that any director or the entire Board may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director, which is the lowest permitted voting threshold for director removal permitted under the NRS.

Bylaws Regarding Advance Notice

The DGCL does not have a statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business or director nominations before a meeting of stockholders, but a corporation is permitted to include such requirements in its bylaws. The Delaware Charter provides for advance notice requirements that stockholders must satisfy to bring a proposal at an annual or special meeting. It does not specifically set forth special requirements for stockholder nomination for election as directors.

The NRS does not have any statutory advance notice requirements but a Nevada corporation is permitted to set forth such requirements in its bylaws; the Nevada Bylaws establish advance notice procedures for stockholder proposals and the nomination, other than by or at the direction of the Board, of candidates for election as directors. These procedures generally provide that the notice of stockholder proposals and stockholder nominations for the election of directors at an annual meeting must be in writing and received by our secretary at least 90 days but not more than 120 days prior to the first anniversary of our preceding year's annual meeting.

Bylaws Regarding Annual Meetings of Stockholders

The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board. The Corporation must hold its annual meeting within 30 days of the designated date, or if no date was designated, within 13 months from the last annual meeting.

The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board and stated in the Company's notice of the meeting. If a corporation fails to elect directors within 18 months after the last election of directors required by the Nevada Corporations Act, one or more stockholders holding at least 15% of the Corporation's voting power may make a demand in writing to any officer of the Corporation that a meeting be held for that purpose.

Bylaws Regarding Quorum

The Delaware Bylaws provide that one third of all issued and outstanding shares of the Company's capital stock entitled to vote thereat, present in person or represented by proxy, constitutes a quorum for the transaction of business.

The Nevada Bylaws provide that one third of the voting power of all issued and outstanding shares of the Company's capital stock entitled to vote thereat, present in person or represented by proxy, constitutes a quorum for the transaction of business.

Provision	Delaware	Nevada
Bylaws Regarding Conduct of Stockholder Meetings	Delaware bylaws are silent on procedures relating to conduct of a stockholder meeting.

The meetings of the stockholders shall be presided over by the Chairman of the Board, or if he or she is not present, by a chairman elected by a resolution adopted by the majority of the Board. The Secretary will act as secretary of the meeting, but in the Secretary's absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

The Board may adopt by resolution rules and regulations as it may deem appropriate for the conduct of any meeting of stockholders.

The chairman of any meeting of stockholders shall have the authority to convene, recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as are appropriate for the proper conduct of the meeting. The chairman, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether a matter or business was not properly brought before the meeting.

Bylaws Regarding Officers	The officers of the Company shall be chosen by the Board and shall consist of a Chairman, President, a Secretary, and a Treasurer.

The officers of the Company shall be chosen by the Board and shall include a President, a Treasurer, and a Secretary or their equivalents. The Board, in its discretion, may also appoint such additional officers as the Board may deem necessary or desirable, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine.

Comparison of Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws. The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation's shares and correspondingly effect a forward or reverse split of any class or series of the corporation's shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years; however, neither the Delaware Charter nor Delaware Bylaws provide for a classified board of directors. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually; however neither the Nevada Charter nor Nevada Bylaws provide for a classified board of directors.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed. The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board. The Delaware Charter provides that a director replacement will hold office until the next annual meeting of the shareholders.

Removal of Directors

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation's board of directors, and if the committee's work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person's professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders' rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation's employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers

The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director's or officer's act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transaction from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in the Company's most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively.

Indemnification

The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys' fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must determine that the indemnification is proper.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Charter and the Nevada Charter provide for indemnification to the fullest extent permitted by the respective laws.

Advancement of Expenses

Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. In contrast, under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Nevada Charter specifically provides that an indemnitee's right to advanced payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary. The Delaware Charter does not include similar provision.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit a Board action by written consent.

Actions by Written Consent of Stockholders

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent.

Dividends and Distributions

Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware's three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation's board of directors or unless the combination is approved by the board and 60% of the corporation's voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware's provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor does the Company plan to opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation's stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter, the Company opts out of these provisions.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation's board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation's board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation's assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter's Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter's rights permit a stockholder to receive cash generally equal to the fair value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder's shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder's outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter's rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter's rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Bylaws, a special meeting of stockholders may be called by the Chairman of the Board or a majority of the Board. The Nevada Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing a third of the voting power of the Company entitled to vote shall constitute a quorum at all meetings of the stockholders for the transaction of business, provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series shall constitute a quorum with respect to such vote.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation's articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws provide that unless otherwise required by law or the articles of incorporation of the Company, the holders of a third of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereat shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Nevada Bylaws provide that, except as otherwise provided by law, in the articles of incorporation or bylaws of the corporation, that action by the stockholders on a matter other than the election of directors is approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter approve the action.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation's stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person's interest as a stockholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days' written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation's line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. The Nevada Charter provides that the Company renounces any interest or expectancy in certain corporate opportunities, the general effect of which will be that no officer or director of the Company who is also an officer or director of Mitesco will be liable to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to Mitesco instead of to the Company, or does not communicate information to the Company regarding a corporate opportunity that the officer or director has directed to Mitesco.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Redomestication described in this Proposal. Under the DGCL, holders of our Preferred Stock that are not entitled to vote on Proposal 1 are not entitled to appraisal rights in connection with the Redomestication.

Anti-Takeover Implications of the Redomestication

The Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow the Board alone to fill any directorship vacancies. Notwithstanding these similarities, there are a number of differences between Nevada and Delaware law and between the governing documents of the Delaware Corporation and the Nevada Corporation which could have a bearing on unapproved takeover attempts. For example, the Delaware Charter allows the stockholders to remove the directors with or without cause by the vote of a majority of the voting power of shares of stock issued and outstanding of the class that elected such director while the Nevada Charter allows the stockholders to remove a director only by the vote of not less than two-thirds of the voting power of the shares of the class that elected such director.

The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this proxy statement, if warranted from time to time in the judgment of the Board.

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a taxfree reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation. The aggregate tax basis of the shares of the Nevada common stock received by a holder of shares of the Delaware common stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware common stock converted into such shares of the Nevada common stock. The holding period of the shares of the Nevada common stock received by a holder of the Delaware common stock in connection with the Redomestication will include the holding period of the common stock converted into such shares of the Nevada common stock. This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws. This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above. You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Information Reporting

A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomestication occurs a statement setting forth certain information relating to the Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

OUTSTANDING VOTING STOCK

As of the date of the Written Consent, the Company had 5,268,076 shares of Common Stock issued and outstanding, and 24,227 shares of Series X Preferred Stock issued and outstanding, 750,000 shares of Series D Preferred Stock issued and outstanding, and 15,851 shares of Series F Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval. Each share of Series X Preferred Stock is entitled the holder thereof to 400 votes per share (an aggregate of 9,690,800 votes) and votes together with the Common Stock. Series F and Series D Preferred Stock have no voting rights except as permitted by the DGCL and the Delaware Charter.

The holders of 247,224 shares of Common Stock and 24,227 shares of Series X Preferred Stock constituting 66% of the voting power as of August 29, 2023, executed and delivered to the Company the Written Consent approving the Reincorporation set forth herein.

The Delaware General Corporation Law provides in substance that unless the Company’s Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, approving the action is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 29, 2023, regarding the beneficial ownership of our Common Stock, Series F Preferred Stock, Series D Preferred Stock, and Series X Preferred Stock by (i) each person (including any “group” as such term is used in Section 13(d)(3) of the Exchange Act) known by us to be a beneficial owner of more than 5% of our common stock, (ii) each of our directors and “named executive officers”, and (iii) all of our directors and executive officers as a group. As of August 29, 2023, we had 5,268,076 shares of Common Stock issued and outstanding, 15,851 shares of Series F Preferred Stock issued and outstanding, 750,000 shares of Series D Preferred Stock issued and outstanding, and 24,227 shares of Series X Preferred Stock issued and outstanding. Unless otherwise indicated, the address of each of the stockholders listed is 18202 Minnetonka Blvd., Suite 100 Deephaven, MN 55391. Beneficial ownership is determined in accordance with the rules of the SEC and includes general voting power and/or investment power with respect to securities. Shares of Common Stock issuable upon exercise of options or warrants upon conversion of other securities within 60 days of August 29, 2023 are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Under the applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares. Because the calculation of each person’s beneficial ownership set forth in the “Percentage Class” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Common Stock Beneficially Owned	Number of Shares of Series X Preferred Stock	Percentage of Series X Preferred Stock	Number of Shares of Series F Preferred Stock	Percent of Series F Preferred Stock	Number of Shares of Series D Preferred Stock	Percent of Series D Preferred Stock

Directors and Officers

Tom Brodmerkel (Director)(1)	31,001	0.6%	-	-	-
Larry Diamond (Director, Officer)(2)	128,133	2.5%	2,000	8.3%	-
Juan Carlos Iturregui (Director)(3)	25,942	0.5%	-		-
Jenny Lindstrom (Chief Legal Officer)(4)	20,412	0.4%	-	-	-		25,000	3.3%
Sheila Schweitzer (Director)(5)	20,700	0.4%	-	-	-
Allen Plunk (Director)	-	-	-	-	-		-	-
Current Executive Officers and Directors as a group (6 Persons)	263,629	4.9%	3,200	8.3%	-		25,000	3.3%

5% or more shareholders
James Crone	29,064	0.6%	2,884	11.9%
Ronald Riewold	37,441	0.7%	1,200	5.00%	-
Louis DeLuca	7,542	0.1%	2,400	9.9%
Anglo-Irish Management LLC (6)	39,728	0.8%	12,503	51.5%
Frank Lightmas	5,316	0.1%	3,240	13.4%
Cavalry Fund I, LLP(7)	147,557	2.7%			5,275	33.3%	-	-%
Mercer Street Global Opportunity Fund (8)	153,294	2.8%			2,860	18.0%	-	-%
Michael Howe Living Trust (9)	176,420	3.3%					500,000	66.7%
Bradley Case (10)	18,334	0.2%			-	-	100,000	13.3%
Jefferson Street Fund (11)	26,392	0.3%	-	-	2,172	13.7%	-	-
Anson Investments Master Fund LP (12)	151,913	2.8%			-	-	-	18.1%
AJB Capital Investors LLC (13)	106,502	2.0%			2,378	15.0%	-	-
Dragon Dynamic funds Platform Ltd (14)	9,648	0.2%			1,177	7.4%	-	-

(1)	Includes options to purchase 22,667 shares of common stock.

(2)	Includes warrants to purchase 19,429 shares of common stock.

(3)	Includes options to purchase 3,700 shares of common stock.

(4)	Includes options to purchase 15,000 shares of common stock, warrants to purchase 2,583 shares of common stock, and 2,286 shares of common stock issuable upon conversion of Series D Preferred Stock.

(5)	Includes options to purchase 20,700 shares of common stock.

(6)

Anglo Irish Management LLC (“Anglo”) received 39,728 shares of common stock as interest earned on shares of the Series X Preferred Stock and owns 12,503 shares of Series X Preferred. Daniel Hollis is the Manager of Anglo-Irish Management LLC, and its business address is 9057A Selborne Lane, Chatt Hills, GA 30268.

(7)

Includes 73,500 shares of common stock issuable upon exercise of the Series A Warrants and 73,500 shares of common stock issuable upon exercise of Series B Warrants issued in connection with the Series C Preferred Stock, without giving effect to the blocker described in the next sentence. The beneficial ownership limitation is initially set at 4.99% but may be increased to 9.99% upon 61 days notice to the Company.  Also includes 557 shares issuable upon exercise of warrants issued in connection with the acquisition of Series F Preferred Stock. Thomas P. Walsh is the manager of Cavalry Fund I LP and its principal business address is 82 E, Allendale Rd., Suite 5B, Saddle River, NJ  07458.

(8)

Includes 73,500 shares of common stock issuable upon exercise of the Series A Warrants and 73,500 shares of common stock issuable upon exercise of the Series B Warrants issued in connection with the Series C Preferred Stock, without giving effect to the blocker described in the next sentence.  The beneficial ownership limitation is initially set at 4.99% but may be increased to 9.99% upon 61 days notice to the Company. Also includes 144 shares issuable upon exercise of warrants issued in connection with the acquisition of Series F Preferred Stock. Jonathan Juchno is the Chair of the Investment Committee of Mercer Street Global Opportunity Fund, LLC, and its principal business address is 107 Grand Street, 7th Floor, New York, New York 10013.

(9)

Includes options to purchase 18,000 shares of common stock, warrants to purchase 88,920 shares of common stock, and 45,728 shares of common stock issuable upon the conversion of Series D Preferred Stock and accrued dividends.

(10)	Includes 8,400 shares issuable upon exercise of warrants and 9,114 shares issuable upon conversion of Series D Preferred Stock.

(11)	Includes 10,500 shares issuable upon exercise of warrants and 11,392 shares issuable upon conversion of Series D Preferred Stock.

(12)	Includes 121,500 shares issuable upon exercise of warrants.

(13)	Includes 15,173 shares issuable upon exercise of warrants.

(14)	Includes 4,824 shares issuable upon exercise of warrants.

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. The Company may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to c/o Mitesco, Inc., 18202 Minnetonka Blvd., Suite 100 Deephaven, MN 55391. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address or calling 1-844-383-8689.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein and the annexures or exhibits included herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC.

The SEC also maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System. Copies of such filings may also be obtained by writing to the Company at 18202 Minnetonka Blvd., Suite 100 Deephaven, MN 55391.

By Order of the Board of Directors

/s/ Lawrence Diamond

Lawrence Diamond

Director& Chief Executive Officer

[●], 2023

Annex A – Plan of Conversion

PLAN OF CONVERSION

OF

MITESCO, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of ________________, 2023 to convert Mitesco, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Mitesco, Inc.” (the “Converted Entity”).

1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Mitesco, Inc.

3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the NRS and Section 266 of the DGCL.

4. Filing of Conversion Documents; Effective Time. If this Plan of Conversion shall not have been terminated prior to the Effective Time, the Converting Entity shall cause (i) articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Conversion and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).

5. Articles of Incorporation and Bylaws. The Articles of Incorporation containing the Certificate of Designation of Series D, F, and X Preferred Stock (collectively, “Preferred Stock”) and Bylaws of the Converted Entity shall be in the forms attached hereto as Exhibits A and B, respectively.

6. Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Converted Entity.

7. Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and Nevada, all of the rights, privileges, and powers of the Converting Entity, and all property, real, personal, and mixed, and all debts due to the Converting Entity, as well as all other things and causes of action belonging to the Converting Entity, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and all debts, liabilities, and duties of the Converting Entity shall remain attached to the Converted Entity, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Converted Entity.

8. Effect on Capital Stock of Converting Entity. At the Effective Time, each outstanding share of the Common Stock, par value $0.01 per share, and each share of Series D Preferred Stock, Series F Preferred Stock, and Series X Preferred Stock, each par value $0.01 per share, of the Converting Entity shall, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into one (1) share of the Common Stock, par value $0.01 per share, and one (1) share of the Series D, Series F, and Series X Preferred Stock, par value $0.01 per share, respectively, of the Converted Entity, such that each such holder of Common Stock and Preferred Stock of the Converting Entity will hold an equivalent number of shares of Common Stock and Preferred Stock, respectively, of the Converted Entity at the Effective Time. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of Common Stock and Preferred Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent the respective shares of Common Stock and Preferred Stock, respectively, of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity or its transfer agent.

A-1

9. Effect on Other Securities of Converting Entity. At the Effective Time of the Conversion, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the Common Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the Common Stock of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions.

10. Termination; Abandonment. At any time before the Effective Time, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

11. Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

12. Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

13. Approval. The Board of Directors of the Converting Entity (the “Board”) has (i) determined that the Conversion is advisable and in the best interests of the Converting Entity and its stockholders and recommended the approval of the Conversion by the stockholders of the Converting Entity and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Converted Entity, the Certificate of Conversion and the Articles of Conversion.

The stockholders of the Converting Entity have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation.

A-2

Annex B – Articles of Incorporation of Mitesco, Inc.

ARTICLES OF INCORPORATION

OF

MITESCO, INC.

ARTICLE 1 – NAME

The name of the corporation is Mitesco, Inc. (the "Corporation").

ARTICLE 2 – PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the "NRS").

ARTICLE 3 – CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares of common stock, $0.0001 par value per share (the “Common Stock”), and hundred million (100,000,000) shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). All Common Stock shall be of the same class and shall have the same rights and preferences. Each holder of a share of Common Stock shall be entitled to one vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the Stockholders.

The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes. Fully-paid stock of the Corporation shall not be liable to any further call or assessment.

A statement of the designation of each class and powers, preferences and rights, and qualifications, limitations or restrictions thereof is as follows:

A) TERMS OF SERIES D CONVERTIBLE PREFERRED STOCK

1.         Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)          “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(b)          “Additional Amount” means, as of the applicable date of determination, with respect to each share of Series D, all dividends, whether declared or not, on such share of Series D.

(c)         “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d)          “Authorized Failure Shares” shall have the meaning given to it in Section 12 hereto.

(e)          “Authorized Share Allocation” shall have the meaning given to it in Section 12 hereto.

(f)           “Authorized Share Failure” shall have the meaning given to it in Section 12 hereto.

(g)          “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(h)          “Buy-In Price” shall have the meaning given to it in Section 5 hereto.

(i)           “Certificate of Designations” means this Certificate Of Designations, Preferences and Rights of the Series D Convertible Preferred Stock of the Corporation.

(j)           “Closing Sale Price” means, for any security as of any date, (i) the last closing price for such security on the Principal Market, as reported by Bloomberg, or, (2) if the foregoing does not apply, the lowest reported sale price for such date on the Principal Market, or (3) fair market value as determined by the Board of Directors of the Corporation.

(k)          “Common Stock” means (i) the Corporation’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(l)          “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire Common Stock at any time, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(m)         “Conversion Amount” shall have the meaning given to it in Section 5 hereto.

(n)          “Conversion Date” shall have the meaning given to it in Section 5 hereto.

(o)          “Conversion Failure” shall have the meaning given to it in Section 5 hereto.

(p)          “Conversion Notice” shall have the meaning given to it in Section 5 hereto.

(q)          “Conversion Price” shall have the meaning given to it in Section 5 hereto.

(r)          “Conversion Rate” shall have the meaning given to it in Section 5 hereto.

(s)          “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(t)           “Corporate Event” shall have the meaning given to it in Section 7 hereto.

(u)          “Corporation” shall have the meaning given to it in the preamble hereto.

(v)          “Dispute Submission Deadline” shall have the meaning given to it in Section 22 hereto.

(w)         “Distributions” shall have the meaning given to it in Section 14 hereto.

(x)          Reserved.

(y)          “DTC” shall have the meaning given to it in Section 5 hereto.

(z)          “Excess Shares” shall have the meaning given to it in Section 5 hereto.

(aa)        “Fundamental Transaction” shall have the meaning given to it in Section 7.

(bb)        “Holder” or “Holders” means a holder of Series D.

(cc)        “Initial Issuance Date” means the date the first share of Series D is issued to any Holder hereof.

(dd)        “Junior Stock” shall have the meaning given to it in Section 3 hereto.

(ee)       “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries, taken as a whole.

(ff)         “Liquidation Funds” shall have the meaning given to it in Section 13 hereto.

(gg)        “Maximum Percentage” shall have the meaning given to it in Section 5 hereto.

(hh)        “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(ii)         “Parity Stock” shall have the meaning given to it in Section 3 hereto.

(jj)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(kk)        “Principal Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, OTCPink, OTCQB, or OTCQX and any successor markets thereto.

(ll)         “Purchase Rights” shall have the meaning given to it in Section 7 hereto.

(mm)      “Register” shall have the meaning given to it in Section 5 hereto.

(nn)        “Registered Series D” shall have the meaning given to it in Section 5 hereto.

(oo)        “Reported Outstanding Share Number” shall have the meaning given to it in Section 5 hereto.

(pp)        “Required Dispute Documentation” shall have the meaning given to it in Section 22 hereto.

(qq)        “Required Reserve Amount” shall have the meaning given to it in Section 12 hereto.

(rr)         “SEC” means the Securities and Exchange Commission or the successor thereto.

(ss)         “Securities Purchase Agreements” means those certain Securities Purchase Agreements by and among the Corporation and the holders of Series D, effective as of the Initial Issuance Date, as may be amended from time in accordance with the terms thereof.

(tt)         “Senior Preferred Stock” shall have the meaning given to it in Section 3 hereto.

(uu)        “Series D” shall have the meaning given to it in Section 2 hereto.

(vv)        “Series D Certificates” shall have the meaning given to it in Section 5 hereto.

(ww)      “Share Delivery Deadline” shall have the meaning given to it in Section 5 hereto.

(xx)      “Stated Value” shall mean $1.05 per share of Series D, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Series D (including any adjustment for a Triggering Event).

(yy)        “Subsidiary” when used with respect to any Person, means any corporation or other organization, whether incorporated or unincorporated, of which (A) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person (through ownership of securities, by contract or otherwise) or (B) such Person or any subsidiary of such Person is a general partner of any general partnership or a manager of any limited liability company.

(zz)        “Trading Day” means any day on which the Common Stock is eligible to be traded on the Principal Market or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., Eastern time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(aaa)      “Transaction Documents” means the Securities Purchase Agreements, this Certificate of Designations, the Warrants and each of the other agreements and instruments entered into or delivered by the Corporation in connection with the transactions contemplated by the Securities Purchase Agreements, all as may be amended from time to time in accordance with the terms thereof.

(bbb)      “Transfer Agent” means TranShare Securities Transfer and Registrar.

(ccc)       “Triggering Event” shall have the meaning given to it in Section 6 hereto.

(ddd)      “Triggering Event Conversion Price” shall have the meaning given to it in Section 6 hereto.

2.         Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Corporation designated as “Series D Convertible Preferred Stock” (the “Series D”). The authorized number of Series D shall be Ten Million (10,000,000) shares. Each share of Series D shall have a par value of $0.01.

3.         Ranking. Until such time as the Holders of at least a majority of the outstanding Series D (the “Majority”), expressly consent to the creation of a series of capital stock in parity with the Series D (“Parity Stock”) or Senior Preferred Stock (each as defined below) in accordance with Section 15, the Series D shall rank senior with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation and all other shares of capital stock of the Corporation, including all other outstanding shares of preferred stock as of the filing date of this Certificate of Designation, except for the Corporation’s Series X Cumulative Redeemable Perpetual Preferred Stock, Series F PIK Convertible Perpetual Preferred Stock, and Series C Convertible Preferred Stock which shall rank pari passu with the Series D with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation, shall be junior in rank to all Series D with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (such junior stock is referred to herein collectively as “Junior Stock”). Notwithstanding the foregoing, in connection with the offering of Series D Preferred Stock, the

Series C Convertible Preferred Stock will be exchanged for Series D Preferred Stock and, immediately following such exchange, no shares of Series C Preferred Stock shall remain outstanding. The rights of all such Junior Stock shall be subject to the rights, powers, preferences and privileges of the Series D. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Majority, the Corporation shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Series D in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Senior Preferred Stock”), or (ii) Parity Stock. Except as provided for herein, in the event of the merger or consolidation of the Corporation into another corporation, the Series D shall maintain their relative rights, powers, designations, privileges and preferences provided for herein for a period of at least two years following such merger or consolidation.

4.         Redemption/Dividends/Conversion.

(a)         Redemption at Option of the Corporation. Upon receipt of a Conversion Notice, the Corporation shall have the right (but not the obligation) to redeem all or part Series D (which the applicable Series D Holder is seeking to convert) at a price per share equal to the product of 125% of the (1) Stated Value plus (2) the Additional Amount (“Corporation Redemption Price”). In the event the Corporation decides to exercise the redemption right, within one Trading Day, the Corporation shall deliver written notice to the applicable Holder of Series D that the Series D will be redeemed (the “Corporation Redemption Notice”) on the date that is three trading days following the date of the Corporation Redemption Notice (such date, the “Corporation Redemption Date”). On the Corporation Redemption Date, the Corporation shall redeem the shares specified in such request by paying in cash therefor a sum per share equal to the Corporation Redemption Price. In no event shall a Corporation Redemption Notice be given if the Corporation may not lawfully redeem its capital stock. On or before the Corporation Redemption Date, the Corporation Redemption Price for such shares shall be paid by wire transfer of immediately available funds to an account designated in writing by the applicable Holder.

(b)         Accrual and Payment of Dividends. From the Initial Issuance Date, cumulative dividends on each share of Series D shall accrue, on a quarterly basis in arrears (with any partial quarter being made on a pro-rata basis), at the rate of 6% per annum on the Stated Value, plus the Additional Amount thereon. Dividends shall be paid within 15 days after the end of each fiscal quarter (“Dividend Payment Date”).

(c)         Participating Dividends. Each Holder of Series D shall be entitled to receive dividends or distributions on each share of Series D on an “as converted” into Common Stock basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board of Directors.

5.         Conversion. At any time after the Initial Issuance Date, each share of Series D shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 5.

(a)         Holder’s Conversion Right. Subject to the provisions of Section 5(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Series D held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 5(c) at the Conversion Rate. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in its sole discretion, round such fraction of a share of Common Stock up to the nearest whole share or pay to the Holder a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including fees and expenses of the Transfer Agent that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such conversion shares upon conversion in a name other than that of the Holder of such shares of Series D and the Corporation shall not be required to issue or deliver such conversion shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(b)         Conversion Rate. The number of shares of Common Stock issuable upon conversion of any share of Series D pursuant to Section 5(a) shall be determined by dividing (x) the Conversion Amount of such share of Series D by (y) the Conversion Price (the “Conversion Rate”);

(i)         “Conversion Amount” means, with respect to each share of Series D, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) the Additional Amount thereon.

(ii)         “Conversion Price” means, with respect to each share of Series D, as of any Conversion Date or other date of determination, $0.25.

(c)         Mechanics of Conversion. The conversion of each share of Series D shall be conducted in the following manner:

(i)         (1)         Optional Conversion. To convert a share of Series D into shares of Common Stock on any date that is six months after the Initial Issuance Date (a “Conversion Date”), a Holder shall deliver, via electronic mail or otherwise, for receipt on or prior to 11:59 p.m., Eastern time, on such date, a copy of an executed notice of conversion of the share(s) of Series D subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Corporation. If required by Section 5(c)(iii), within three Trading Days following a conversion of any such Series D as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Corporation the original certificates representing the Series D (the “Series D Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Series D in the case of its loss, theft or destruction as contemplated by Section 16). On or before the first Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Corporation’s Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule, or regulation, including the rules of the Principal Market or other customary applicable policy for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Corporation shall (1) provided that the Transfer Agent is participating in The Depository Trust Corporation’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Series D represented by the Series D Certificate(s) submitted for conversion pursuant to Section 5(c)(i) is greater than the number of Series D being converted, then the Corporation shall, as soon as practicable and in no event later than two Trading Days after receipt of the Series D Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Series D Certificate (in accordance with Section 16(d)) representing the number of Series D not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series D shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(2)         Automatic Conversion. Upon (i) the request of the Corporation’s underwriters that the Series D convert to shares of Common Stock or (ii) a listing of the Corporation’s Common Stock on a national securities exchange, the Series D shall automatically convert into shares of Common Stock at the Conversion Price without any further action on the part of the Corporation or the Holder and the Holders shall have no further rights as a Holder. The effective date of the conversion shall be the date requested by the underwriters or first trading date of the shares of Common Stock on a national securities exchange, as applicable.

(ii)         Corporation’s Failure to Timely Convert. If the Corporation shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, to issue to such Holder a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Corporation’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Conversion Amount (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, (X) the Corporation shall pay in cash to such Holder on each day after the Share Delivery Deadline and during such Conversion Failure an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the Share Delivery Deadline and to which such Holder is entitled, multiplied by (B) the closing price of the Common Stock on the applicable Conversion Date and ending on the applicable Share Delivery Deadline, and (Y) such Holder, upon written notice to the Corporation, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Series D that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Corporation’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 5(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Corporation shall fail to issue and deliver to such Holder (or its designee) a certificate and register such shares of Common Stock on the Corporation’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder’s designee with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s exercise hereunder or pursuant to the Corporation’s obligation pursuant to clause (II) below and if on or after such Share Delivery Deadline such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so is entitled to receive from the Corporation, then, in addition to all other remedies available to such Holder, the Corporation shall, within two)Trading Days after receipt of such Holder’s request and in such Holder’s discretion, either: (I) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Corporation’s obligation to so issue and deliver such certificate or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock to which such Holder is entitled multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (ii).

(iii)         Registration; Book-Entry. The Corporation shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each share of Series D and the Stated Value of the Series D (the “Registered Series D”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Corporation and each Holder of the Series D shall treat each Person whose name is recorded in the Register as the owner of a share of Series D for all purposes (including the right to receive payments and dividends hereunder) notwithstanding notice to the contrary. A registered share of Series D may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Series D by such Holder thereof, the Corporation shall record the information contained therein in the Register and issue one or more new shares of Series D in the same aggregate Stated Value as the Stated Value of the surrendered Series D to the designated assignee or transferee pursuant to Section 17, provided that if the Corporation does not so record an assignment, transfer or sale (as the case may be) of such Series D shares within two Trading Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section, following conversion of any Series D in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Series D to the Corporation unless (A) the full or remaining number of Series D shares represented by the applicable Series D Certificate are being converted (in which event such certificate(s) shall be delivered to the Corporation as contemplated by this Section 5(c)(iii)) or (B) such Holder has provided the Corporation with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Series D upon physical surrender of the applicable Series D Certificate. Each Holder and the Corporation shall maintain records showing the Stated Value and dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of a Series D Certificate upon conversion. If the Corporation does not update the Register to record such Stated Value and dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two Trading Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Series D to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series D, the number of Series D represented by such certificate may be less than the number of Series D stated on the face thereof. Each Series D Certificate shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE. THE NUMBER OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF

(iv)         Pro Rata Conversion; Disputes. In the event that the Corporation receives a Conversion Notice from more than one Holder for the same Conversion Date and the Corporation can convert some, but not all, of such Series D submitted for conversion, the Corporation shall convert from each Holder electing to have Series D converted on such date a pro rata amount of such Holder’s Series D submitted for conversion on such date based on the number of Series D submitted for conversion on such date by such Holder relative to the aggregate number of Series D submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Series D, the Corporation shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(d)         Limitation on Beneficial Ownership. The Corporation shall not effect the conversion of any of the Series D held by a Holder, and such Holder shall not have the right to convert any of the Series D held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder (together with such Holder’s Affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion (which provision may be increased to a maximum of 9.99% by such Holder by written notice from such Holder to the Corporation, which notice shall be effective 61 calendar days after the date of such notice). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder shall include the number of shares of Common Stock held by such Holder plus the number of shares of Common Stock issuable upon conversion of the Series D with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Series D beneficially owned by such Holder and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including any Convertible Securities and Options) beneficially owned by such Holder subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 5(d). For purposes of this Section 5(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act and the rules thereunder. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Series D without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). Notwithstanding the preceding, the Holder may rely on the Transfer Agent’s records if the Reported Outstanding Share Number is different than what the Corporation reports. If the Corporation receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 5(d), to exceed the Maximum Percentage, such Holder must notify the Corporation of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Corporation shall within one Trading Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including such Series D, by such Holder since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Series D results in such Holder being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which such Holder’s beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Series D pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(d) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 5(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The provisions of this Section 5(d) shall be of no further force or effect if the Holder participates in a subsequent transaction with the Corporation which results in the Holder beneficially owning in excess of 4.99% of the number of shares of the Common Stock outstanding which shall include securities convertible into Common Stock which do not contain a beneficial ownership limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this Section 5(d) and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. The limitations contained in this Section 5(d) shall apply to a successor holder of Series D.

(e)         Triggering Event Conversion. Subject to Section 5(d), at any time during the period commencing on the date of the occurrence of a Triggering Event and ending on the date of the cure of such

Triggering Event, a Holder may, at such Holder’s option, by delivery of a Conversion Notice to the Corporation to convert all, or any number of Series D into shares of Common Stock at the Triggering Event Conversion Price. “Triggering Event Conversion Price” means, the lesser of (i) the Conversion Price, and (ii) 75% of the average VWAP for the five Trading Days prior to date of the Conversion Notice.

6.         Triggering Events.

(a)         Triggering Event. Each of the following events shall constitute a “Triggering Event”:

(i)         the Corporation does not meet the current public information requirements under Rule 144 in respect of the shares of Common Stock issuable upon conversion of the Series D;

(ii)         the Corporation ceases to be subject to the periodic reporting provisions of the 1934 Act;

(iii)         the suspension from trading or failure of the Common Stock to be trading or listed (as applicable) on a Principal Market for a period of 10 consecutive Trading Days;

(iv)         the Corporation’s written notice to any holder of Series D, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Series D into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 5(d) hereof;

(v)         at any time following the 10th consecutive day that a Holder’s Authorized Share Allocation is less than 200% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Series D then held by such Holder (without regard to any limitations on conversion set forth in this Certificate of Designations);

(vi)         the Corporation’s failure to pay to any Holder any dividend on a Dividend Payment Date or any other amount when and as due under this Certificate of Designation, or any other Transaction Document, except, in the case of a failure to pay dividends on the Dividend Payment Date, only if such failure remains uncured for a period of at least 10 consecutive Trading Days;

(vii)         the Corporation either (A) fails to cure a Conversion Failure by delivery of the required number of shares of Common Stock within two Trading Days after the applicable Conversion Date on two or more occasions or (B) fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to such Holder upon conversion of any Series D or as and when required by this Certificate of Designations unless otherwise then prohibited by applicable federal securities laws, and any such failure to remove the legend remains uncured for at least ten consecutive Trading Days;

(viii)         bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any Subsidiary which shall not be dismissed within 60 days of their initiation;

(ix)         the commencement by the Corporation or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, the taking of corporate action by the Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(x)         the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary of an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Corporation or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Corporation or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs;

(xi)         a final judgment or judgments for the payment of money in excess of $250,000 are rendered against the Corporation and/or any of its Subsidiaries and which judgments are not, within 10 days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty 30 days after the expiration of such stay;

(xii)         other than as specifically set forth in another clause of Section 6(a), the Corporation or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five consecutive Trading Days;

(xiii)         failing to comply in any material respect with the reporting requirements of the 1934 Act (including, but not limited to, becoming delinquent in its filings);

(xiv)         providing material non-public information to a Holder of Series D without their prior written consent;

(xv)         any change in the Corporation’s Transfer Agent without providing at least ten (10) days prior notice to the Holder of Series D; or

(xvi)         a false or inaccurate certification (including a false or inaccurate deemed certification) by the Corporation as to whether any Triggering Event has occurred.

(b)         Notice of a Triggering Event. Upon the occurrence of a Triggering Event, the Corporation shall within three Trading Days deliver written notice thereof via facsimile, electronic mail or overnight courier (with next day delivery specified) to each Holder.

7.         Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a)         Purchase Rights. In addition to any adjustments pursuant to Section 8 and 9 below, if at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series D (without taking into account any limitations or restrictions on the convertibility of the Series D) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time or times, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage), at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation.

(b)         Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Corporation shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Series D held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Series D contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Series D held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. The provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Series D contained in this Certificate of Designations. “Fundamental Transaction” means the occurrence of the Corporation (i) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (A) consolidating or merging with or into (if the Corporation is the surviving corporation) another Person, (B) selling, assigning, transferring, conveying or otherwise disposing of all or substantially all of the properties or assets of the Corporation or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Persons, (C) making, or allowing one or more Persons to make, or allowing the Corporation to be subject to or have its Common Stock be subject to or party to one or more Persons making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Persons making or party to, or affiliated with any Persons making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Persons making or party to, or affiliated with any Person making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, (D) consummating a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Persons whereby all such Persons, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Persons making or party to, or affiliated with any Persons making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Persons become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (E) reorganize, recapitalize or reclassify its Common Stock other than a stock split.

8.         Price Protection. Except for any Exempt Issuance (as hereinafter defined), in the event the Corporation issues or sells any securities including Options or Convertible Securities (or amends any outstanding securities of the Company), at an effective price of, or with an exercise or conversion price of less than the Conversion Price, then upon such issuance or sale, the Conversion Price shall be reduced to the sale price or the exercise or conversion price of the securities issued or sold. “Exempt Issuance” shall mean any sale or issuance by the Corporation of its Common Stock or securities convertible into, exercisable for or exchangeable for Common Stock in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of the securities or assets of a corporation or other entity (or any division or business unit thereof); (ii) the Corporation’s issuance of securities in connection with strategic supply, sale or license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital; (iii) the Corporation’s issuance of Common stock, restricted stock units or the issuances or grants of Options to purchase Common Stock to employees, officers or directors, under an equity incentive plan (or successor or superseding equity incentive plan) adopted by a majority of the non-employee members of the Board of Directors of the Corporation (limited to 40,000,000); (iv) securities issued upon the exercise or exchange of or conversion of any Convertible Securities or other securities issued and outstanding on the date of the issuance of Series D to securities holders of the Corporation in exchange for other securities existing as of the date this Certificate of Designations is filed with the Nevada Secretary of State and securities issued upon exercise or conversion of the Series D or warrants issued with the Series D; (v) the conversion or exercise of any Company securities which are outstanding (and have not been amended after) on the date of this Certificate of Designation; or (vi) the issuance of securities by the Corporation in a public offering. In case any shares of Common Stock, Convertible Securities or Options are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, each share of Common Stock underlying any such Convertible Securities or Options shall be deemed to be one additional share of Common Stock for the purposes of determining the effective price of the non-Exempt Issuance.

9.         Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Corporation at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time on or after the Initial Issuance Date combines (by any reverse split, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 9 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 9 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

10.         Participation in Future Financing.

(a)         Until the 6 month anniversary of the issuance of the Series D to the Holder, upon any issuance by the Corporation of Common Stock or Common Stock Equivalents for cash consideration or a combination of units hereof in a transaction exempt from registration under the Securities Act (a “Subsequent Financing”), the Holders of the outstanding Series D shall have the right to participate in an amount equal to an aggregate of 30% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing. At least twenty four hours prior to the expected announcement or closing of the Subsequent Financing (whichever is first), the Corporation shall deliver to each Holder a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the person or persons through or with whom such Subsequent Financing is proposed to be effected (such additional notice, a “Subsequent Financing Notice”). If the Holder desires to participate in such Subsequent Financing it must provide written notice to the Company within twelve hours of the time the Subsequent Financing Notice is delivered to such Holder (the “Notice Termination Time”) that such Holder is willing to participate in the Subsequent Financing, the amount of such Holder’s participation, and representing and warranting that such Holder has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice, holds a number of shares of Common Stock acquired pursuant to this Agreement equal to or greater than the number proposed to be purchased in the Subsequent Financing, and will not as a result of such purchase beneficially own more than 9.99% of shares of Common Stock, either individually or as part of a Group as defined in Section 13(d) of the Exchange Act. If the Company receives no such notice from a Holder as of such Notice Termination Time, such Holder shall be deemed to have notified the Company that it does not elect to participate in such Subsequent Financing. Notwithstanding the foregoing, a “Subsequent Financing" shall not include any greenshoe financing in connection with the offering of the Series D preferred shares.

(b)         If by the Notice Termination time, the Corporation receives responses to a Subsequent Financing Notice from Holders seeking to purchase more than the aggregate amount of the Participation Maximum, each such Holder shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the amount of Series D issued on the Initial Issuance Date to the Holder participating under this Section 10 and (y) the sum of the aggregate amount of Series D issued on the Initial Issuance Date to all Holders participating under this Section 10.

(c)         The Corporation must provide the Holders with a second Subsequent Financing Notice, and the Holders will again have the right of participation set forth above in this Section 9, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 30 Trading Days after the date of the initial Subsequent Financing Notice.

(d)         The Corporation and each Holder agree that if any Holder elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Holder shall be required to agree to any restrictions on trading as to any of the securities held by it or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Holder.

(e)         Notwithstanding anything to the contrary in this Section 10 and unless otherwise agreed to by such Holder, the Corporation shall either confirm in writing to such Holder that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Holder will not be in possession of any material, non-public information, by the 10th Business Day following delivery of the Subsequent Financing Notice. If by such 10th Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Holder, such transaction shall be deemed to have been abandoned and such Holder shall not be deemed to be in possession of any material, non-public information with respect to the Corporation or any of its Subsidiaries.

(f)         Notwithstanding the foregoing, this Section 10 shall not apply in respect of an Exempt Issuance or a public offering.

11.         Non-circumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its Certificate of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Corporation (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Series D above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Series D and (c) shall, so long as any Series D are outstanding, and upon the filing of an amendment to the Corporation’s Certificate of Incorporation to increase the number of shares of the Corporation’s Common Stock that the Corporation is authorized to issue with the Secretary of State of the State of Nevada, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series D, two (2) times the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Series D then outstanding (without regard to any limitations on conversion contained herein).

12.         Authorized Shares.

(a)         Reservation. So long as any Series D remain outstanding, the Corporation shall at all times reserve at least two times the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Series D then outstanding (without regard to any limitations on conversions) (the “Required Reserve Amount”). The Required Reserve Amount (including each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Series D held by each Holder (the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Series D, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. If the Required Reserve Amount is not met at such time, any shares of Common Stock reserved and allocated to any Person which ceases to hold any Series D shall be allocated to the remaining Holders of Series D, pro rata based on the number of the Series D then held by the Holders.

(b)         Insufficient Authorized Shares. If, notwithstanding Section 12(a) and not in limitation thereof, while any of the Series D remain outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series D at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Corporation shall immediately take all action necessary to increase the Corporation’s authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Series D then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 120 days after the occurrence of such Authorized Share Failure, the Corporation shall use its best efforts to hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. In lieu of a meeting of stockholders, the Corporation may effect such action by written consent in accordance with Section 14(c) of the 1934 Act. Except as provided in the first sentence of Section 12(a), in the event that the Corporation is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Corporation to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Corporation shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the average of the Closing Sale Price of the Common Stock based upon the five Trading Days during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Corporation and ending on the date of such issuance under this Section 12(b). Nothing contained in this Section shall limit any obligations of the Corporation under any provision of the Transaction Documents.

13.         Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per share of Series D equal to the greater of (A) the Conversion Amount thereof on the date of such payment or (B) the amount per share such Holder would receive if such Holder converted such Series D into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Series D and all holders of shares of Parity Stock. To the extent necessary, the Corporation shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 13. All the preferential amounts to be paid to the Holders under this Section 13 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Corporation to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 13 applies.

14.         Distribution of Assets. In addition to any adjustments pursuant to Section 8 and 9, if the Corporation shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Series D, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series D (without taking into account any limitations or restrictions on the conversion of the Series D) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such rights (and any rights under this Section 13 on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

15.         Vote.

(a)         To Change the Terms of or Issue Series D. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law, without first obtaining the affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of a Majority, voting together as a single class, the Corporation shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Series D, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Series D; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Series D with respect to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation; (d) pay dividends or make any other distribution on any shares of any capital stock of the Corporation junior in rank to the Series D; (e) issue any Series D other than as provided in Section 2; or (f) without limiting any provision of Section 8 and 9, whether or not prohibited by the terms of the Series D, circumvent a right of the Series D.

16.         Transfer of Series D. A Holder may transfer some or all of its Series D without the consent of the Corporation subject to compliance with securities laws.

17.         Reissuance of Preferred Certificates.

(a)         Transfer. If any Series D are to be transferred, the applicable Holder shall surrender the applicable Series D Certificate to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new Series D Certificate (in accordance with Section 17(d)), registered as such Holder may request, representing the outstanding number of Series D being transferred by such Holder and, if less than the entire outstanding number of Series D is being transferred, a new Series D Certificate (in accordance with Section 17(d)) to such Holder representing the outstanding number of Series D not being transferred. Such Holder and any assignee, by acceptance of the Series D Certificate, acknowledge and agree that, by reason of the provisions of Section 5(c)(i) following conversion of any of the Series D, the outstanding number of Series D represented by the Series D may be less than the number of Series D stated on the face of the Series D Certificate.

(b)         Lost, Stolen or Mutilated Series D Certificate. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a Series D Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form without the requirement to post a bond or other security and, in the case of mutilation, upon surrender and cancellation of such Series D Certificate, the Corporation shall execute and deliver to such Holder a new Series D Certificate (in accordance with Section 17(d)) representing the applicable outstanding number of Series D.

(c)         Series D Certificate Exchangeable for Different Denominations. Each Series D Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Corporation, for a new Series D Certificate or Series D Certificate(s) (in accordance with Section 17(d)) representing in the aggregate the outstanding number of the Series D in the original Series D Certificate, and each such new certificate will represent such portion of such outstanding number of Series D from the original Series D Certificate as is designated by such Holder at the time of such surrender.

(d)         Issuance of New Series D Certificate. Whenever the Corporation is required to issue a new Series D Certificate pursuant to the terms of this Certificate of Designations, such new Series D Certificate (i) shall represent, as indicated on the face of such Series D Certificate, the number of Series D remaining outstanding (or in the case of a new Series D Certificate being issued pursuant to Section 17(a) or Section 17(c), the number of Series D designated by such Holder which, when added to the number of Series D represented by the other new Series D Certificates issued in connection with such issuance, does not exceed the number of Series D remaining outstanding under the original Series D Certificate immediately prior to such issuance of new Series D Certificate), and (ii) shall have an issuance date, as indicated on the face of such new Series D Certificate, which is the same as the issuance date of the original Series D Certificate.

(e)         Book Entry. If the Corporation’s Transfer Agent issues the Series D in book entry format, all provisions of this Certificate of Designations as to delivery of Series D certificates shall be disregarded, and the Transfer Agent shall make entries in the stock transfer records in connection with conversions and transfers, as appropriate.

18.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate of Designations. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation’s compliance with the terms and conditions of this Certificate of Designations.

19.         Attorneys’ Fees.

(a)         If (i) any shares of Series D are placed in the hands of an attorney to enforce the provisions of this Certificate of Designations or (ii) there occurs any bankruptcy, reorganization, receivership of the Corporation or other proceedings affecting Corporation creditors’ rights and involving a claim under this Certificate of Designations, then the Corporation shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including attorneys’ fees and disbursements.

(b)         In addition to the obligations under Section 19(a), in connection with the removal of restrictive legends from shares of Series D, the Corporation shall pay the reasonable attorney’s fees of counsel to any Holder in any amount not to exceed $750 per opinion of counsel. Such payment(s) shall be made within one Trading Day after receipt of a Conversion Notice or other notice from a Holder.

20.         Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations.

21.         Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. Notwithstanding the foregoing, nothing contained in this Section 22 shall permit any waiver of any provision of Section 19.

22.         Dispute Resolution.

(a)         In the case of a dispute relating to the Closing Sale Price, a Conversion Price or a fair market value or the arithmetic calculation of a Conversion Rate, (including a dispute relating to the determination of any of the foregoing), the Corporation or the applicable Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Corporation, within two Trading Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Corporation are unable to promptly resolve such dispute relating to such Closing Sale Price, such Conversion Price or such fair market value, or the arithmetic calculation of such Conversion Rate, at any time after the second Trading Day following such initial notice by the Corporation or such Holder (as the case may be) of such dispute to the Corporation or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(b)         Such Holder and the Corporation shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 23(a) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (Eastern time) by the fifth Trading Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Corporation fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Corporation and such Holder or otherwise requested by such investment bank, neither the Corporation nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(c)         The Corporation and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Corporation and such Holder of such resolution no later than 10 Trading Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

23.         Notices. The Corporation shall provide each Holder of Series D with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 8(e) of the Exchange Agreements or in accordance with any other instructions provided by the Holder to the Corporation. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least 4 days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder. All notices shall be by email or recognized overnight delivery service, next Trading Day delivery using the addresses of the Corporation as provided to the Holders and the addresses of any Holder as provided by such Holder to the Corporation. The Corporation and the Holders may change their addresses by notice by the Corporation to all Holders or any Holder to the Corporation.

24.         Governing Law; Exclusive Jurisdiction. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Except as otherwise required by this Certificate of Designations, the Corporation hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Corporation in any other jurisdiction to collect on the Corporation’s obligations to such Holder, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 21. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby.

25.         Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

26.         Amendment. This Certificate of Designations or any provision hereof (other than Section 5(d)) may be modified or amended or the provisions hereof waived with the written consent of the Corporation and the Holders of

50.1% of the outstanding shares of Series D at the time of the waiver. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

B) TERMS OF SERIES F 12% PIK CONVERTIBLE PERPETUAL PREFERRED STOCK

1.         Designation and Amount. The Preferred Stock designated under this Certificate of Designations, Preferences and Rights (this “Certificate of Designations”) are hereby designated as Series F 12% PIK Convertible Perpetual Preferred Stock (“Series F Preferred Stock”), and the number of shares constituting the Series F Preferred Stock shall be 140,000 shares (“Series F Shares”).

2.         No Maturity or Sinking Fund. The Series F Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless and until (x) converted pursuant to Section 6 or (y) the Corporation repurchases Series F Shares from the holder(s) thereof. The Corporation is not required to set aside funds to purchase or redeem Series F Shares.

3.         Ranking. The Series F Preferred Stock will rank, with respect to rights to the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation: (i) senior to the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”); (ii) on parity with all Preferred Stock of the Corporation with terms specifically providing that such Preferred Stock rank on parity with the Series F Preferred Stock with respect to rights to the distribution of assets upon any liquidation, dissolution or winding up of the Corporation; and (iii) junior to all Preferred Stock of the Corporation with terms specifically providing that such Preferred Stock rank senior to the Series F Preferred Stock with respect to rights to the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

4.         Dividends. Holders of shares of the Series F Preferred Stock are entitled to receive, on each Dividend Payment Date, whether or not declared, set aside for payment or otherwise authorized by the Board of Directors, payment-in-kind dividends payable to the holder(s) of Series F Preferred Stock only in additional shares of Series F Preferred Stock (“PIK Dividends”) at the quarterly rate of three-hundredths (3/100th) of one share per outstanding Series F Share (equivalent to one-quarter (1/4) of 12% per annum per Series F Share) (the “Quarterly Dividend Rate”). Such PIK Dividends: (i) shall accrue on the outstanding Series F Preferred Shares commencing on the Original Issue Date to the first Dividend Payment Date thereafter (the “Initial Dividend Payment Date”) and, thereafter, on each Dividend Payment Date that Series F Shares are outstanding to the next following Dividend Payment Date, and (ii) shall be payable to the holders of record of outstanding Series F Shares as they appear on the relevant Dividend Record Date(s); provided that (x) PIK Dividends accrued and payable on the Initial Dividend Payment Date shall be prorated by multiplying the Quarterly Dividend Rate by a fraction, the numerator of which is the number of days from the Original Issue Date to the Initial Dividend Payment Date and the denominator of which is ninety (90), and (y) PIK Dividends accrued and payable on any day that is not a Dividend Payment Date (by reason of Conversion, repurchase or distribution of assets upon liquidation, dissolution or winding up of the Corporation) shall be prorated by multiplying the Quarterly Dividend Rate by a fraction, the numerator of which is the number of days from the immediately preceding Dividend Payment to the date of Conversion, repurchase or distribution of assets (as the case may be). For the avoidance of doubt, all Series F Share issued or issuable as PIK Dividends paid or required to be paid on any Dividend Payment Date shall thereafter for all purposes hereunder constitute outstanding Series F Shares and shall thereupon (without limiting any of the other rights, powers, privileges and preferences of the Series F Preferred Stock) accrue PIK Dividends hereunder.

5.         Liquidation.

(a)         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series F Preferred Stock will be entitled to be paid out of the assets the Corporation has legally available for distribution to its shareholders, subject to the preferential rights of the holders of any class or series of Preferred Stock of the Corporation ranking senior to the Series F Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up, an amount equal to the Liquidation Preference of the Series F Preferred Stock before any distribution of assets is made to holders of Common Stock or any other class or series of Preferred Stock of the Corporation that ranks junior to the Series F Preferred Stock as to liquidation rights. The Liquidation Preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Series F Preferred Stock immediately prior to such event is the same immediately after giving effect to such event.

(b)         In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series F Preferred Stock and the corresponding amounts payable on all shares of other classes or series of Preferred Stock of the Corporation ranking on a parity with the Series F Preferred Stock in the distribution of assets, then the holders of the Series F Preferred Stock and all other such classes or series of Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)         Holders of Series F Preferred Stock will be entitled to written notice of any liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series F Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

6.         Conversion.

(a)         Conversion. On any date following the Original Issue Date, holders of outstanding shares of Series F Preferred Stock shall have the right, at each holder’s option, to convert the Liquidation Preference their Series F Shares, in whole or in part, into Conversion Shares by following the mechanics of conversion set forth in below in this Section 6.

(b)         Mechanics of Conversion.

(i)         Conversion Notice; Acceptance/Rejection. At least seven (7) calendar days prior to the effective date of a Common Stock Uplisting, the Corporation will provide the holders of the Series F Preferred Stock with written notice of such Common Stock Uplisting. A holder wishing to effect a Conversion of their Series F Shares, in whole or in part, and whether prior to, upon or after a Common Stock Uplisting, shall deliver to the Corporation written request, which may be by email, to convert such holder’s Series F Shares pursuant to this Section 6 (a “Conversion Request”), including the Conversion Amount, and within two (2) Business Days after its receipt of a Conversion Request the Corporation shall advise such holder in writing, which may be by email, its acceptance or refusal of such Conversion Request (a “Conversion Acceptance/Rejection Notice”), which shall advice shall be final as between such parties in respect of such Conversion Request. In the case of an accepted Conversion of the entire Conversion Amount of a holder’s Series F Shares, such holder shall surrender to the Corporation the original stock certificate(s), if any, or provide notice to the effect that such certificate(s) have been lost, stolen or destroyed.

(ii)         Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after the Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the holder(s) of converted Series F Shares their Conversion Shares.

(iii)         Failure to Deliver Conversion Shares. If, in the case of any Conversion, the Conversion Shares are not delivered to or as directed by the applicable holder(s) of Series F Shares by the Share Delivery Date, such holder(s) shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares to rescind such Conversion, in which event the Corporation shall promptly return to such holder(s) any original certificate(s) representing Series F Shares delivered to the Corporation and such holder(s) shall promptly return to the Corporation the Conversion Shares (if any) issued to such holder(s) in the rescinded.

(iv)         Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligations to issue and deliver the Conversion Shares upon conversion of Series F Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder(s) of Series F Shares to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set off, counter claim, recoupment, limitation or termination, or any breach or alleged breach by the holder(s) of Series F Shares or any other

Person of any obligation to the Corporation or any violation or alleged violation of law by the holder(s) of Series F Shares or any other Person (unless the Conversion would violate any law applicable to the Corporation), and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the holder(s) of Series F Shares in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action the Corporation may have against the holder(s) of Series F Shares. In the event any holder of Series F Shares of Series F Shares shall elect to effect any Conversion hereunder, the Corporation may not refuse conversion based on any claim that the holder(s) of Series F Shares or anyone associated or affiliated with the holder(s) of Series F Shares has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to holder(s), restraining and or enjoining conversion of all or part of the Series F Preferred Stock shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of the holder(s) thereof in the amount of 150% of the Liquidation Preference of the of Series F Shares subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the holder(s) of Series F Shares to the extent it or they obtain judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares or, if applicable, cash, upon a properly effected Conversion. If the Corporation fails for any reason to deliver to any holder of Series F Shares their Conversion Shares pursuant to this Section 6(b) by the Share Delivery Date, the Corporation shall pay to the affected holder(s) of Series F Shares, in cash, as liquidated damages and not as a penalty, for each whole Series F Share being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or such holder(s) rescind such conversion. Nothing herein shall prohibit the holder(s) of Series F Shares from seeking to enforce damages under applicable law.

(v)         Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, the Required Minimum number of shares of Common Stock to satisfy a full Conversion of the Series F Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons. All shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if a registration statement covering the resale of the Conversion Shares is then effective under the Securities Act, shall be registered for public resale in accordance with such registration statement.

(vi)         Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the Conversion of Series F Shares. As to any fraction of a share which the holder(s) of Series F Shares would otherwise be entitled to purchase upon Conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share of Common Stock.

(vii)         Transfer Taxes and Expenses. The issuance of Conversion Shares upon Conversion of Series F Shares shall be made without charge to the holder(s) of Series F Shares hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the holder(s) of Series F Shares of so converted, and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all transfer agent fees required for same-day processing of any conversion and all fees to the Depository Trust Corporation (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares. The Corporation shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Conversion Shares.

(c)         Holders’ Conversion Limitations. No holder of Series F Shares shall have the right to effect any Conversion of Series F Shares, to the extent that after giving effect to such Conversion, such holder (together with such holder’s Affiliates, and any other Persons acting as a group together with such holder any of such holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership

Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder of Series F Shares and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon Conversion of Series F Shares with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon: (i) conversion of the remaining, unconverted Conversion Amount of Series F Shares beneficially owned by the holder or any of its Affiliates or Attribution Parties, if any, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any Warrants (as defined in the Purchase Agreement and Exchange Agreement) beneficially owned by the holder of Series F Shares or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether Series F Shares is convertible (in relation to other securities owned by the Holder of Series F Shares together with any Affiliates and Attribution Parties) and of which Conversion Amount of Series F Shares is convertible shall be in the sole discretion of the Holder of Series F Shares. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, holders of Series F Shares may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Corporation, or (C) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a holder of Series F Shares, the Corporation shall within one Trading Day confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including Series F Shares, by the holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” hereunder shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of Series F Shares held by the holder of Series F Shares. A holder of Series F Shares, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(c) applicable to such holder, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon Conversion of Series F Shares held by the holder of Series F Shares and the Beneficial Ownership Limitation provisions of this Section 6(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

7.         Certain Adjustments.

(a)         Stock Dividends and Splits. If the Corporation, at any time while Series F Shares are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon Conversion of Series F Shares or exercise of Warrants issued under the Purchaser Agreement or Exchange Agreement), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of outstanding Series F Shares shall be proportionately adjusted such that the aggregate Conversion Price of such Series F Shares shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)         Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the holders of Series F Shares shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holders of Series F Shares could have acquired if the holders had held the number of shares of Common Stock acquirable upon full Conversion of the outstanding Series F Shares (without regard to any limitations on Conversion, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that a holder’s right to participate in any such Purchase Right would result in the holder exceeding the Beneficial Ownership Limitation, then the holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the holder until such time, if ever, as its right thereto would not result in the holder exceeding the Beneficial Ownership Limitation). Notwithstanding the foregoing, no Purchase Rights will be made under this Section 7(b) in respect of an Exempt Issuance (as defined in the Purchase Agreement).

(c)         Pro Rata Distributions. If the Corporation, at any time while Series A Shares are outstanding, shall distribute to all holders of Common Stock (and not to the holders of Series A Shares) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 7(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the holders of Series F Shares of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(d)         Fundamental Transaction.

(i)         If, at any time while Series F Shares are outstanding, the Corporation, directly or indirectly, in one or more related transactions engages in any Fundamental Transaction, then, upon any subsequent Conversion of Series F Shares, the holders thereof shall have the right to receive, for each Conversion Share that would have been issuable upon such Conversion prior to the occurrence of such Fundamental Transaction (without regard to any limitations on Conversion, including without limitation, the Beneficial Ownership Limitation), at the option of each holder the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (“Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Series F Shares may be Converted immediately prior to such Fundamental Transaction (without regard to any limitations on Conversion, including without limitation, the Beneficial Ownership Limitation). For purposes of any such Conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holders of Series F Shares shall be given the same choice as to the Alternate Consideration it receives upon any Conversion of Series F Shares following such Fundamental Transaction. The Corporation shall not effect a Fundamental Transaction unless it gives the holders of Series F Shares at least four (4) Trading Days prior notice together with sufficient details so the holders can make an informed decision as to the election to accept the Alternative Consideration. If a public announcement of the Fundamental Transaction has not been made, the notice to the holders of Series F Shares may not be given until the Corporation files a Form 8-K or other report disclosing the Fundamental Transaction.

(ii)         If Section 7(d)(i) is not applicable, the Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designations in accordance with the provisions of this Section 3(d)(ii) pursuant to written agreements in form and substance reasonably satisfactory to and approved by the holders of Series F Shares prior to such Fundamental Transaction and shall, at the option of the holders, deliver to the holders in exchange for Series F Shares securities of the Successor Entity evidenced by a written agreement or instrument substantially similar in substance (mutatis mutandis) to this Certificate of Designations and which is convertible into a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon full Conversion of the outstanding Series F Shares prior to such Fundamental Transaction (without regard to any limitations on Conversion, including without limitation, the Beneficial Ownership Limitation), and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series F Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the holders of Series F Shares. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the “Corporation” shall refer instead to the Successor Entity (or its parent entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations (mutatis mutandis) with the same effect as if such Successor Entity had been named as the “Corporation” herein.

(e)         Calculations. All calculations under this Section 37 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f)         Notice to Holders.

(i)         Adjustments to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly email to the holders of Series F Share a notice setting forth the Conversion Price after such adjustment and any resulting adjustment to the number of Conversion Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii)         Notice to Allow Conversion by Holders. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall deliver to the holders of Series F Shares at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to email such notice or any defect therein or in the emailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the subsidiaries (as determined in good faith by the Board of Directors), the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. Holders of Series F Shares shall remain entitled to effect a Conversion of their Series F Shares during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

8.         Voting Rights.

(a)         In General. Holders of the Series F Preferred Stock will not have any voting rights, except as set forth in this Section 8 or as otherwise required by law. On each matter on which holders of Series F Preferred Stock are entitled to vote, each share of Series F Preferred Stock will be entitled to one vote, except that when shares of any one or more other classes or series of Preferred Stock have the right to vote with the Series F Preferred Stock as a single class on any matter, the Series F Preferred Stock and the shares of each such other class or series of Preferred Stock shall have one (1) vote for each $25.00 of (x) Liquidation Preference (in the case of the Series F Preferred Stock) and liquidation preference (excluding accumulated dividends) (in the cases of such other class or series).

(b)         Protective Provisions. So long as any Series F Shares are outstanding, the Corporation shall not, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote (given in writing or by vote at a meeting, consenting, or voting (as the case may be) separately as a single class) of the holders of at least 50.1% of the Series F Shares outstanding at the time, voting together as a class with all other classes or series of Preferred Stock that has the right to vote with the Series F Preferred Stock as a single class on such matter(s):

(i)         authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking senior to the Series F Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, or reclassify any of the authorized capital stock of the Corporation into such shares; or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares;

(ii)         amend, alter, repeal or replace the Certificate of Incorporation, including by way of merger, consolidation or otherwise, in which the Corporation may or may not be the surviving entity, so as to materially and adversely affect and deprive holders of Series F Preferred Stock of any right, preference, privilege or voting power of the Series F Preferred Stock. An increase in the amount of the authorized Preferred Stock, including the Series F Preferred Stock, or the creation or issuance of any additional Series F Preferred Stock or other class or series of Preferred Stock of the Corporation, or any increase in the amount of authorized shares of such class and series, in each case ranking on a parity with or junior to the Series F Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers;

(iii)         amend, alter, repeal or replace the Certificate of Designations, or otherwise alter the rights, powers or privileges of the Series F Preferred Stock set forth in Certificate of Designations or Bylaws of the Corporation as then in effect, in a way that materially and adversely affects the Series F Preferred Stock or the holder(s) thereof;

(iv)         redeem or repurchase any shares of Common Stock or Preferred Stock (other than pursuant to employee or consultant agreements giving the Corporation the right to repurchase shares upon the termination of services pursuant to the terms of the applicable agreement);

(v)         declare or pay any dividend or otherwise make a distribution to holders of Preferred Stock or Common Stock (excluding payments in kind of additional shares of such securities);

9.         Information Rights. During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any Series F Shares are outstanding, the Corporation will use its best efforts to: (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series F Shares, as their names and addresses appear on the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the U.S. Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto (other than any exhibits that would have been required); and (ii) promptly, upon request, supply copies of such reports to any holders or prospective holder of Series F Shares. The Corporation will use its best efforts to mail (or otherwise provide) the information to the holders of the Series F Shares within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the U.S. Securities and Exchange Commission, if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if it were a “non-accelerated filer” within the meaning of the Exchange Act.

10.         Definitions. For the purposes hereof, in addition to the terms defined elsewhere in Series F Shares: (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, and (b) the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such first Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d)(i).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Corporation or any Significant Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, (h) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” has the meaning set forth in Section 6(c).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Common Stock Equivalent” means any convertible security or warrant, option or other right to subscribe for or purchase any additional shares of Common Stock (or any such convertible security, warrant or other right).

“Common Stock Uplisting” means the admission or listing of the Common Stock for trading or quoting on a Trading Market, whether or not in conjunction with a public offering of Common Stock or other securities of the Corporation.

“Conversion” means a conversion of Series F Shares accepted by the Corporation in accordance with Section 6(a).

“Conversion Amount” means, in the case of any Conversion by any holder of Series F Shares, the Liquidation Preference of the Series F Shares to be converted as requested by the holder in its applicable Conversion Notice and accepted by the Corporation in its applicable Conversion Acceptance/Rejection Notice (as such terms are defined in Section 6(a)).

“Conversion Date” means effective date of any Conversion of Series F Shares.

“Conversion Price” means, as of any Conversion Date, the product of the: (i) VWAP on the Conversion Date and (ii) Discount.

“Conversion Shares” means, with respect to any Conversion of Series F Shares (in whole or in part), a number of shares of Common Stock equal to the quotient (rounded upon to the nearest whole share) obtained by dividing (x) the Conversion Amount of such Conversion by (y) the Conversion Price then in effect.

“Discount” means 0.65 (representing a discount of thirty percent (35%)).

“Fundamental Transaction” the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination)

“Dividend Payment Date” means the first (1st) day of each calendar quarter following the Original Issue Date until payment or Conversion in full of Series F Shares.

“Dividend Record Date” means, with respect to each Dividend Payment Date, the close of business on the Business Day immediately preceding such Dividend Payment Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated as of March ___, 2023 by and among the Corporation and the holders of the Corporation’s _______________, as in effect on the Original Issue Date.

“Liquidation Preference” of the Series F Preferred Stock means the sum of :(1) $1,000.00 per whole Series F Share, plus (2) an amount equal to any accrued but unpaid dividends to (but not including) the date of payment or Conversion (as applicable), plus (3) all liquidated damages due under or in respect of Series F Shares, if any.

“Original Issue Date” means the date of the first issuance of Series F Shares, regardless of any transfers and regardless of the number of stock certificates which may be issued representing such Series F Shares.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of March ___, 2023 by and among the Corporation and the original holders of Series F Shares, as amended, modified, or supplemented from time to time in accordance with its terms.

“Required Minimum” means, as of any date, 200% of the maximum aggregate number of shares of Common Stock then potentially issuable upon full Conversion of all Series F Shares (including those issued or potentially issuable as PIK Dividends), ignoring any conversion or exercise limits set forth therein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(b)(ii).

“Successor Entity” shall have the meaning set forth in Section 7(d)(ii).

“Trading Day” means any day on which the Trading Market of the Common Stock is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for the three (3) Trading Days immediately prior to such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market, OTCQB or OTCQX and if prices for the Common Stock are then reported in the "Pink Sheets" published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

11.         Transfer of Series F Shares. A holder may transfer some or all of its Series F Shares without the consent of the Corporation subject to compliance with applicable securities laws.

12.         Book Entry. If the Corporation issues any Series F Shares D in book entry format, all provisions of this Certificate of Designations as to delivery of Series F Share stock certificates shall be disregarded, and the Corporation and its transfer agent shall make entries in the stock transfer records in connection with conversions and transfers, as appropriate.

13.         Governing Law; Exclusive Jurisdiction. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Except as otherwise required by this Certificate of Designations, the Corporation hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein: (i) shall be deemed or operate to preclude any holder of Series F Shares from bringing suit or taking other legal action against the Corporation in any other jurisdiction to collect on the Corporation’s obligations to such holder, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 8. The Corporation and each holder of Series F Shares hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby.

14.         Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.         Amendment. This Certificate of Designations or any provision hereof may be modified or amended, or the provisions hereof waived with the written consent of the Corporation and the holders of at least 50.1%of the outstanding Series F Shares at the time of the waiver. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

16.         Headings. The headings contained in this Certificate of Designations are for convenience only, do not constitute a part of Series F Shares and shall not be deemed to limit or affect any of the provisions hereof.

EXHIBIT I

MITESCO, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series D Convertible Preferred Stock of Mitesco, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock, $0.01 par value per share (the “Series D”), of Mitesco, Inc., a Delaware corporation (the “Corporation”), indicated below into shares of common stock, $0.01 par value per share (the “Common Stock”), of the Corporation, as of the date specified below.

Date of Conversion:
Aggregate number of Series D to be converted
Aggregate Stated Value of such Series D to be converted:
Aggregate accrued and unpaid dividends and accrued with respect to such Series D and such aggregate dividends to be converted:
AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the applicable Series D are being converted to Holder, or for its benefit, as follows:

Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:
DTC Participant:

Date: _______________, Name of Registered Holder
By: Name: Title: Tax ID:_____________________ Facsimile:___________________ E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs                                   to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                        , 20      from the Corporation and acknowledged and agreed to by                                                      .

MITESCO, INC.

By:
Name:
Title:

C) TERMS OF 10% SERIES X CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK

1.         Designation and Amount. The shares of such series of Preferred Stock shall be designated as “10% Series X Cumulative Redeemable Perpetual Preferred Stock” and the number of shares constituting such series shall be 400,000 shares.

2.         No Maturity, Sinking Fund, Mandatory Redemption. The Series X Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless the Corporation decides to redeem or otherwise repurchase the Series X Preferred Stock. The Corporation is not required to set aside funds to redeem the Series X Preferred Stock.

3.         Ranking. The Series X Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, (i) senior to all classes or series of the Corporation’s Common Stock, par value $0.001 per share (“Common Stock”), and to all other equity securities issued by the Corporation other than equity securities referred to in clauses (ii) and (iii) of this Section 3; (ii) on parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series X Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Corporation; (iii) junior to all equity securities issued by the Corporation with terms specifically providing that those equity securities rank senior to the Series X Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Corporation; and (iv) effectively junior to all existing and future indebtedness (including indebtedness convertible into our Common Stock or Preferred Stock) of the Corporation and to any indebtedness and other liabilities of (as well as any preferred equity interest held by others in) existing subsidiaries of the Corporation. The term “equity securities” shall not include convertible debt securities.

4.         Dividends.

(a)         Holders of shares of the Series X Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for the payment of dividends, or at its option through the issuance of restricted common stock (whose closing price per share on the Business Day of the authorization for payment shall determine the number of shares to be issued in consideration of the dividend payment), cumulative cash, or common stock based, dividends at the rate of 10% on $25.00 per share of the Series X Preferred Stock per annum (equivalent to $2.50 per annum per share). Commencing on the date of issuance of Series X Preferred Stock (as applicable, the “Issue Date”), dividends shall accrue on the Series X Preferred Stock daily and shall be cumulative from, and including, the applicable Issue Date, and shall be payable monthly in arrears on the 15th day of each month (each, a “Dividend Payment Date”) to the holders of record of the Series X Preferred Stock as they appear on the stock records of the Corporation at the close of business on the last day of the preceding month, whether or not a Business Day (each, a “Dividend Record Date”); provided, that if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. Dividends payable on the Series X Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, provided that for partial dividend periods, dividend payments will be pro-rated, unless otherwise provided in the applicable securities offering and sale documents. The dividends payable on any Dividend Payment Date shall include dividends accumulated to, but not including, such Dividend Payment Date. (The Company reserves the right to pay dividends in Company common stock at per share based on the average closing price over the five (5) days prior to the date of the dividend declaration.)

(b)         No dividends on shares of Series X Preferred Stock shall be authorized by the Board of Directors, or paid or set apart for payment by the Corporation at any time when the terms and provisions of any agreement of the Corporation, including any agreement relating to any indebtedness of the Corporation, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(c)         Notwithstanding anything to the contrary contained herein, dividends on the Series X Preferred Stock will accumulate whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of those dividends and whether or not those dividends are declared by the Board of Directors. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Series X Preferred Stock which may be in arrears, and holders of the Series X Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described in Section 4(a). Any dividend payment made on the Series X Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to the Series X Preferred Stock.

(d)         Except as provided in Section 4(e), unless full cumulative dividends on the Series X Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, (i) no dividends (other than in shares of Common Stock or in shares of any series of Preferred Stock that the Corporation may issue ranking junior to the Series X Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up) shall be declared or paid or set aside for payment upon shares of Common Stock or Preferred Stock that the Corporation may issue ranking junior to or on a parity with the Series X Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up, (ii) no other distribution shall be declared or made upon shares of Common Stock or Preferred Stock that the Corporation may issue ranking junior to or on a parity with the Series X Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up, and (iii) any shares of Common Stock and Preferred Stock that the Corporation may issue ranking junior to, or on a parity with the Series X Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up, shall not be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation (except by conversion into or exchange for other capital stock of the Corporation that it may issue ranking junior to the Series X Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up).

(e)         When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series X Preferred Stock and upon the shares of any other series of Preferred Stock that the Corporation may issue ranking on a parity as to the payment of dividends with the Series X Preferred Stock, all dividends declared upon the Series X Preferred Stock and any other series of Preferred Stock that the Corporation may issue ranking on parity as to the payment of dividends with the Series X Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series X Preferred Stock and such other series of Preferred Stock that the Corporation may issue shall in all cases bear to each other the same ratio that accrued dividends per share on the Series X Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series X Preferred Stock that may be in arrears.

(f)         “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

5.         Liquidation Preference.

(a)         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series X Preferred Stock will be entitled to be paid out of the assets the Corporation has legally available for distribution to its shareholders, subject to the preferential rights of the holders of any class or series of capital stock of the Corporation it may issue ranking senior to the Series X Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of Twenty-Five Dollars ($25.00) per share plus an amount equal to any accumulated and unpaid dividends to, but not including, the date of payment, before any distribution of assets is made to holders of Common Stock or any other class or series of capital stock of the Corporation that it may issue that ranks junior to the Series X Preferred Stock as to liquidation rights. The liquidation preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Series X Preferred Stock immediately prior to such event is the same immediately after giving effect to such event.

(b)         In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series X Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation that it may issue ranking on a parity with the Series X Preferred Stock in the distribution of assets, then the holders of the Series X Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c)         Holders of Series X Preferred Stock will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series X Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other entity with or into the Corporation, or the sale, lease, transfer or conveyance of all or substantially all of the property or business the Corporation, shall not be deemed a liquidation, dissolution or winding up of the Corporation.

6.         Redemption.

(a)         The Series X Preferred Stock is not redeemable by the Company prior to November 4, 2020, except as described in this Section 6.

(b)         Optional Redemption Right. On and after December 31, 2022 the Corporation may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series X Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of Twenty-Five Dollars ($25.00) per share, plus any accumulated and unpaid dividends thereon to, but not including, the date fixed for redemption. If the Corporation elects to redeem any shares of Series X Preferred Stock as described in this Section 6(b), it may use any available cash, or its restricted common stock to pay the redemption price

(c)         Special Optional Redemption Right. Notwithstanding anything to the contrary contained in Section 6(a), upon the occurrence of a Change of Control, the Corporation may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series X Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of Twenty-Five Dollars ($25.00) per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date. If the Corporation elects to redeem any shares of Series X Preferred Stock as described in this Section 6(c), it may use any available cash to pay the redemption price, and it will not be required to pay the redemption price only out of the proceeds from the issuance of other equity securities or any other specific source.

(d)         A “Change of Control” is deemed to occur when, after December 31, 2019, the following have occurred and are continuing: (i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) , of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Corporation entitling that person to exercise more than 50% of the total voting power of all stock of the Corporation entitled to vote generally in the election of directors of the Corporation (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and (ii) following the closing of any transaction referred to in clause (i).

(e)         In the event the Corporation elects to redeem Series X Preferred Stock, the notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of Series X Preferred Stock called for redemption at such holder’s address as it appears on the stock transfer records of the Corporation and shall state: (i) the redemption date; (ii) the number of shares of Series X Preferred Stock to be redeemed; (iii) the redemption price; (iv) the place or places where certificates (if any) for the Series X Preferred Stock are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date; (vi) whether such redemption is being made pursuant to Section 6(b) or Section 6(c); and (vii) if applicable, that such redemption is being made in connection with a Change of Control and, in that case, a brief description of the transaction or transactions constituting such Change of Control. If less than all of the shares of Series X Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series X Preferred Stock held by such holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series X Preferred Stock except as to the holder to whom notice was defective or not given.

(f)         Holders of Series X Preferred Stock to be redeemed shall surrender the Series X Preferred Stock at the place designated in the notice of redemption and shall be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.

(g)         If notice of redemption of any shares of Series X Preferred Stock has been given and if the Corporation irrevocably sets aside the funds necessary for redemption in trust for the benefit of the holders of the shares of Series X Preferred Stock so called for redemption, then from and after the redemption date (unless the Corporation shall default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accumulate on those shares of Series X Preferred Stock, those shares of Series X Preferred Stock shall no longer be deemed outstanding and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.

(h)         If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.

(i)         If less than all of the outstanding Series X Preferred Stock is to be redeemed, the Series X Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation shall determine.

(j)         In connection with any redemption of Series X Preferred Stock, the Corporation shall pay, in cash or through the issuance of its restricted common stock, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series X Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided in this Section 6(j), the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of the Series X Preferred Stock to be redeemed.

(k)         Unless full cumulative dividends on all shares of Series X Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no shares of Series X Preferred Stock shall be redeemed unless all outstanding shares of Series X Preferred Stock are simultaneously redeemed and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series X Preferred Stock (except by exchanging it for its capital stock ranking junior to the Series X Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition by the Corporation of shares of Series X Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series X Preferred Stock.

(l)         Subject to applicable law, the Corporation may purchase shares of Series X Preferred Stock in the open market, by tender or by private agreement. Any shares of Series X Preferred Stock that the Corporation acquires may be retired and re-classified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.

7         No Conversion Rights. The shares of Series X Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation.

8.         Voting Rights.

(a)         Holders of the Series X Preferred Stock will have “super” voting rights such that on each matter on which holders of the Company’s stock are entitled to vote, each share of Series X Preferred Stock will be entitled to four hundred (400) votes, subject to any adjustment for stock splits or dividends subsequent to issuance, except that when shares of any other class or series of Preferred Stock the Corporation may issue have the right to vote with the

Series X Preferred Stock as a single class on any matter, the Series X Preferred Stock and the shares of each such other class or series will have four hundred (400) votes for each $25.00 of liquidation preference (excluding accumulated dividends).

(b)         The voting rights provided for in this Section 8 will not apply if, at or prior to the time when the act with respect to which voting by holders of the Series X Preferred Stock would otherwise be required pursuant to this Section 8 shall be effected, all outstanding shares of Series X Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption pursuant to Section 6.

(c)         Except as expressly stated in this Section 8 or as may be required by applicable law, the Series X Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

9.         Information Rights. During any period in which the Corporation is subject to Section 13 or 15(d) of the Exchange Act and any shares of Series X Preferred Stock are outstanding, the Corporation will use its best efforts to (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series X Preferred Stock, as their names and addresses appear on the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto (other than any exhibits that would have been required); and (ii) promptly, upon request, supply copies of such reports to any holders or prospective holder of Series X Preferred Stock. The Corporation will use its best efforts to mail (or otherwise provide) the information to the holders of the Series X Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if it were a “non-accelerated filer” within the meaning of the Exchange Act.

10.         No Preemptive Rights. No holders of the Series X Preferred Stock will, as holders of Series X Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Corporation.

11.         Record Holders. The Corporation and the transfer agent for the Series X Preferred Stock may deem and treat the record holder of any Series X Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

12.         Potential Exchange for Other Registered Securities. The holders of these securities shall have the right to exchange their securities for any other class of securities that is being registered on a dollar-for-dollar basis including any accrued but unpaid dividends. This right shall mean that the securities being exchanged shall be included with the registration statement for the new securities. All rights associated with this security shall be extinguished at time of the exchange and the owner shall inherit any rights associated with the securities for which the Series X Preferred Stock have been exchanged.

ARTICLE 4 – STOCKHOLDER ACTION

A) Election of Directors.

Election of directors need not be by written ballot except and to the extent provided in the Bylaws.

B) Advance Notice.

Advance notice of nominations for the election of directors or proposals or other business to be considered by stockholders, which are made by any stockholder of the Corporation, shall be given in the manner and to the extent provided in the Bylaws.

C) Stockholder Meetings.

Meetings of stockholders may be held within or without the State of Nevada, as determined by the Board. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws.

ARTICLE 5 – AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors of the Corporation is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE 6 – AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed in these Articles of Incorporation or the NRS, and all rights herein conferred upon stockholders are granted subject to this reservation except that under no circumstances may such amendment be adopted except as prescribed by Article 3.

ARTICLE 7 – INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its Bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article 7.

ARTICLE 8 – LIABILITY OF DIRECTORS AND OFFICERS

The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

ARTICLE 9 – FORUM SELECTION

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (the "Nevada Court") shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the NRS or these Articles of Incorporation or the Bylaws, or (iv) any action asserting a claim against the

Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Nevada, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder's counsel. Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Nevada Court, (C) for which the Nevada Court does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Nevada Court and the federal district court for the District of Nevada shall have concurrent jurisdiction. Furthermore, notwithstanding the foregoing, the provisions of this Section (A) will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article 9.

ARTICLE 10 – ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 10 shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, these Articles of Incorporation have been duly executed by a duly authorized officer of this corporation on this           day of September, 2023.

Lawrence Diamond

Chief Executive Officer

Annex C – Bylaws of Mitesco, Inc.

BYLAWS OF MITESCO, INC.

ARTICLE I: OFFICES

Section 1.1. REGISTERED AGENT AND OFFICE. The registered agent of the Corporation (the “Corporation”) shall be as set forth in the Corporation’s articles of incorporation, as amended or restated (the “Articles of Incorporation”) and the registered office of the Corporation shall be the street office of that agent. The board of directors of the Corporation (the “Board of Directors”) may at any time change the Corporation’s registered agent or office by making the appropriate filing with the Nevada Secretary of State (“SOS”).

Section 1.2. PRINCIPAL OFFICE. The principal office of the Corporation shall be at such place within or without the State of Nevada as shall be fixed from time to time by the Board of Directors.

Section 1.3. OTHER OFFICES. The Corporation may also have other offices, within or without the State of Nevada, as the Board of Directors may designate, as the business of the Corporation may require, or as may be desirable.

Section 1.4. BOOKS AND RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device or method that can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept on the written request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II: STOCKHOLDERS

Section 2.1. PLACE OF MEETING. Meetings of the stockholders shall be held either at the principal office of the Corporation or at any other place, within or without the State of Nevada, as shall be fixed by the Board of Directors and designated in the notice of the meeting or executed waiver of notice. The Board of Directors may determine, in its discretion, that any meeting of the stockholders may be held solely by means of electronic communication in accordance with Section 2.2.

Section 2.2. PARTICIPATION BY REMOTE COMMUNICATION. Stockholders not physically present at a meeting of the stockholders may participate in the meeting by remote communication, including (without limitation) electronic communication, videoconference, teleconference, or other available technology if the Corporation implements reasonable measures to:

(a) Verify the identity of each stockholder participating by remote communication.

(b) Provide the stockholders a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner with the proceedings.

Stockholders participating by remote communication shall be considered present in person at the meeting.

Section 2.3. ANNUAL MEETING. A meeting of stockholders, for the purpose of electing directors and transacting any other business as may be brought before the meeting, shall be held annually. If the date fixed for the meeting is a legal holiday in such place, then the annual meeting shall be held on the next full business day following the date and time fixed by the Board of Directors and designated in the notice of the meeting].

Failure to hold the annual meeting of stockholders at the designated time shall not affect the validity of any action taken by the Corporation. If the Corporation fails to elect directors within 18 months of the last required election of directors, any one or more stockholders holding at least 15% of the Corporation’s voting power may make a demand in writing to any officer of the Corporation that a meeting be held for that purpose.

Section 2.4. SPECIAL MEETINGS. Special meetings of stockholders may be called by the Chairman of the Board or a majority of the Board of Directors. The only business which may be conducted at a special meeting of stockholders shall be the matter or matters set forth in the notice of such meeting.

Section 2.5. STOCKHOLDER NOMINATIONS AND PROPOSALS. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary at least 90 calendar days but no more than 120 calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received no later than ten calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to Section 2.4 may provide the information required for notice of a stockholder proposal under this section simultaneously with the written request for the meeting submitted to the Secretary or within ten calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder.

(b) The class and number of shares of capital stock of the Corporation held by the proposing stockholder.

(c) If the notice regards a nomination of a candidate for election as director: (i) the name, age, and business and residence address of the candidate; (ii) the principal occupation or employment of the candidate; and (iii) the class and number of shares of the Corporation beneficially owned by the candidate.

(d) If the notice regards a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing stockholder in such proposal.

If the Chairman of the Board of Directors determines that a nomination or proposal was not in accordance with the foregoing procedures, the proposal or nomination shall be void.

Section 2.6. FIXING THE RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the record date shall be the date fixed by resolution of the Board of Directors. If no date is specified, the record date shall be the close of business on the day before the day the first notice of the meeting is given or, if notice is waived, the close of business on the day before the day the meeting is held.

A record date fixed under this Section may not be less than 10 or more than 60 days before the meeting of stockholders. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders is effective for any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed more than 60 days after the original meeting of stockholders.

Section 2.7. NOTICE OF STOCKHOLDERS’ MEETING. Written notice stating the place (if any), date, and time of the meeting, the means of any electronic communication by which stockholders may participate in the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than 10 and not more than 60 days before the date of the meeting.

Notice to each stockholder entitled to vote at the meeting shall be given personally, by mail, or by electronic transmission if consented to by a stockholder, by or at the direction of the Secretary or the officer or person calling the meeting. If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

Any stockholder entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the meeting. A stockholder’s participation or attendance at a meeting shall constitute a waiver of notice, except where the stockholder attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 2.8. VOTING LISTS. The Corporation shall prepare, as of the record date fixed for a meeting of stockholders, an alphabetical list of all stockholders entitled to vote at the meeting (or any adjournment thereof). The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting (or any adjournment thereof).

If any stockholders are participating in the meeting by remote communication, the list shall be open to examination by the stockholders for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided to stockholders with the notice of the meeting.

Section 2.9. QUORUM OF STOCKHOLDERS. At each meeting of stockholders for the transaction of any business, a quorum must be present to organize such meeting. The presence in person, by means of remote communication, or by proxy of a third of the voting power constitutes a quorum for the transaction of business at a meeting of stockholders, except as otherwise required by the Articles of Incorporation, these Bylaws, or Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”). If any class or series of shares is permitted or required to vote separately on any action, the presence in person, by means of remote communication, or by proxy of a third of the voting power of such class or series constitutes a quorum for the transaction of business.

The holders of a majority of the voting power represented in person, by means of remote communication, or by proxy at a meeting, even if less than a quorum, may adjourn or postpone the meeting from time to time.

Section 2.10. CONDUCT OF MEETINGS. The Board of Directors, as it shall deem appropriate, may adopt by resolution rules and regulations for the conduct of meetings of the stockholders. At every meeting of the stockholders, the Chairman of the Board, or in the Chairman of the Board’s absence or inability to act, a chairman elected by a resolution adopted by the majority of the Board of Directors, shall serve as chair of the meeting. The Secretary or, in the Secretary’s absence or inability to act, the chairman, shall act as secretary of the meeting and keep the minutes thereof.

The Board of Directors may adopt by resolution, the rules and regulations as it may deem appropriate for the conduct of any meeting of the stockholders. The chairman of any meeting of stockholders shall have the authority to convene, recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as are appropriate for the proper conduct of the meeting. The chairman, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether a matter or business was not properly brought before the meeting. The chairman of the meeting shall announce the close of the polls for each matter voted upon at the meeting, after which no ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

Section 2.11. VOTING OF STOCK. Each outstanding share of stock, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except as otherwise provided by these Bylaws and to the extent that the Articles of Incorporation or the certificate of designation establishing the class or series of stock provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series of stock.

Unless a different proportion is required by the Articles of Incorporation, these Bylaws, or the Nevada Corporations Act:

(a) If a quorum exists, action other than the election of directors is approved if the votes cast in favor of the action exceed the votes cast against the action.

(b) If a quorum exists of any class or series of stock that is permitted or required to vote separately on any matter, action is approved by the class or series if a majority of the voting power of a quorum of that class or series votes in favor of the action.

Stockholders are prohibited from cumulating their votes in any election of directors of the Corporation.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Section 2.12. VOTING BY PROXY. A stockholder may vote either in person or by proxy executed in writing by the stockholder or the stockholder’s attorney-in-fact. Any copy, communication by electronic transmission, or other reliable written reproduction may be substituted for the stockholder’s original written proxy for any purpose for which the original proxy could have been used if such copy, communication by electronic transmission, or other reproduction is a complete reproduction of the entire original written proxy.

No proxy shall be valid after six months from the date of its creation unless the proxy specifies its duration, which may not exceed seven years from the date of its creation. A proxy shall be revocable unless the proxy states that the proxy is irrevocable and the proxy is coupled with an interest sufficient to support an irrevocable power.

A properly created proxy or proxies continues in full force and effect until either of the following occurs:

(a) One of the following is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of the stockholders and determine the validity of proxies and ballots: (i) another instrument or transmission properly revoking the proxy; or (ii) a properly created proxy or proxies bearing a later date.

(b) The stockholder executing the original written proxy revokes the proxy by attending a stockholders’ meeting and voting its shares in person, in which case any votes cast by that stockholder’s previously designated proxy or proxies shall be disregarded by the Corporation when the votes are counted.

Section 2.13. ACTION BY STOCKHOLDERS WITHOUT A MEETING. Any action required or permitted by the Nevada Corporations Act to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent to the action is signed by stockholders holding a majority of the voting power of the Corporation or, if different, the proportion of voting power required to take the action at a meeting of stockholders.

ARTICLE III: DIRECTORS

Section 3.1. POWERS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Directors must be natural persons at least 18 years of age.

Section 3.2. NUMBER OF DIRECTORS. The number of directors shall be at least one and not more than ten, provided that the minimum or maximum number may be increased or decreased from time to time by a resolution of the Board of Directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Section 3.3. TERM OF OFFICE. At the first annual meeting of stockholders and at each annual meeting thereafter, the holders of shares of stock entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal. Despite the expiration of a director’s term, the director shall continue to serve until the director’s successor is elected and qualified.

Section 3.4. REMOVAL. Subject to the rights of holders of a class or series of shares, any director or the entire Board of Directors may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director, which is the lowest permitted voting threshold for director removal permitted under the Nevada Corporations Act.

Section 3.5. RESIGNATION. A director may resign at any time by giving written notice to the Board of Directors, its chair, or to the Secretary of the Corporation. A resignation is effective when the notice is given unless a later effective date is stated in the notice. Acceptance of the resignation shall not be required to make the resignation effective. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

Section 3.6. VACANCIES. Unless otherwise provided in the Articles of Incorporation, vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors or due to the death, resignation, disqualification, or removal of a director or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum. A director elected to fill a vacancy shall hold office for the unexpired term of that director’s predecessor in office and until that director’s successor is duly elected and qualified.

Section 3.7. REGULAR MEETINGS OF DIRECTORS. A regular meeting of the newly-elected Board of Directors shall be held, without other notice, immediately after and at the place of the annual meeting of stockholders, provided a quorum is present. Other regular meetings of the Board of Directors may be held at such times and places, within or without the State of Nevada, as the Board of Directors may determine.

Section 3.8. SPECIAL MEETINGS OF DIRECTORS. Special meetings of the Board of Directors may be called by a majority of the Board of Directors, or by the Chairman of the Board.

Section 3.9. PARTICIPATION BY ELECTRONIC COMMUNICATION. Directors not physically present at a meeting of the Board of Directors may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology if the Corporation implements reasonable measures to:

(a) Verify the identity of each director participating by electronic communication.

(b) Provide the directors a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner.

Directors participating by electronic communication shall be considered present in person at the meeting.

Section 3.10. NOTICE OF DIRECTORS’ MEETINGS. Regular meetings of the Board of Directors may be held without notice of the date, time, place, or purpose of the meeting. All special meetings of the Board of Directors shall be held upon not less than 48 hours notice if given in person or by telephone, telegraph, facsimile or other means of electronic transmission, or five days’ written notice if given by mail addressed to the director at his or her principal residence or place of business.

A director entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the time of the meeting. A director’s participation or attendance at a meeting shall constitute a waiver of notice, except where the director attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.11. QUORUM AND ACTION BY DIRECTORS. Majority of the Board of Directors then in office shall constitute a quorum for the transaction of business. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting.

The act of the directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act requires approval by a greater proportion under the Articles of Incorporation or these Bylaws.

Section 3.12. COMPENSATION. Directors shall not receive any stated salary for their services, but the Board of Directors may provide for a fixed sum and expenses of attendance, if any, for attendance at any meeting of the Board of Directors or committee thereof. A director shall not be precluded from serving the Corporation in any other capacity and receiving compensation for services in that capacity.

Section 3.13. ACTION BY DIRECTORS WITHOUT MEETING. Unless the Articles of Incorporation provides otherwise, any action required or permitted by the Nevada Corporations Act to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all of the members of the Board of Directors or committee, as the case may be, sign a written consent describing the action and deliver it to the Corporation.

Section 3.14. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by resolution adopted by a majority of the directors, may establish one or more committees, each consisting of one or more directors, to exercise the authority of the Board of Directors to the extent provided in the resolution establishing the committee and allowed under the Nevada Corporations Act.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

ARTICLE IV: OFFICERS

Section 4.1. POSITIONS AND ELECTION. The officers of the Corporation shall be elected by the Board of Directors and shall be a Chairman, President, a Secretary, a Treasurer, or their equivalents, and any other officers, including assistant officers and agents, as may be deemed necessary or desirable by the Board of Directors. Any two or more offices may be held by the same person.

Officers shall be elected annually at the meeting of the Board of Directors held after each annual meeting of stockholders. Each officer shall serve until a successor is elected and qualified or until the earlier death, resignation, disqualification, or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the Board of Directors. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4.2. REMOVAL AND RESIGNATION. Any officer elected by the Board of Directors may be removed, with or without cause, at any regular or special meeting of the Board of Directors by the affirmative vote of the majority of the directors in attendance where a quorum is present. Removal shall be without prejudice to the contract rights, if any, of the officer so removed.

Any officer may resign at any time by delivering written notice to the Secretary of the Corporation. Resignation is effective when the notice is delivered unless the notice provides a later effective date. Any vacancies may be filled in accordance with Section 4.1 of these Bylaws.

Section 4.3. POWERS AND DUTIES OF OFFICERS. The powers and duties of the officers of the Corporation shall be as provided from time to time by resolution of the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation, subject to the control of the Board of Directors.

ARTICLE V: INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

Section 5.1. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The Corporation may, to the extent permitted by the Nevada Corporations Act, indemnify any person who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the Corporation’s request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity (each such person, an “Indemnitee”) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than a proceeding by or in the right of the Corporation, to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a) Did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation.

(b) Acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

Section 5.2. INDEMNIFICATION IN ACTIONS BY OR ON BEHALF OF THE CORPORATION. The Corporation may, to the extent permitted by the Nevada Corporations Act, indemnify any Indemnitee against expenses, including attorneys’ fees and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed suit or action by or in the right of the Corporation to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a) Did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation.

(b) Acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

Section 5.3. INDEMNIFICATION AGAINST EXPENSES. The Corporation shall, to the extent permitted by the Nevada Corporations Act, indemnify any Indemnitee who was successful, on the merits or otherwise, in the defense of any action, suit, proceeding, or claim described in Sections 5.1 and 5.2, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense.

Section 5.4. NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS. The rights of indemnification set out in this Article V shall be in addition to and not exclusive of any other rights to which any Indemnitee may be entitled under the Articles of Incorporation, Bylaws, any other agreement with the Corporation, any action taken by the disinterested directors or stockholders of the Corporation, or otherwise. The indemnification provided under this Article V shall inure to the benefit of the heirs, executors, and administrators of an Indemnitee.

ARTICLE VI: SHARE CERTIFICATES AND TRANSFER

Section 6.1. CERTIFICATES REPRESENTING SHARES. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of stock shall be uncertificated shares. The Corporation shall, within a reasonable time after the issuance or transfer of any uncertificated shares, send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Nevada Corporations Act. Shares represented by certificates shall be signed by officers or agents designated by the Corporation for such purpose and shall state:

(a) The name of the Corporation and that it is organized under the laws of Nevada.

(b) The name of the person to whom the certificate is issued.

(c) The number of shares represented by the certificate.

(d) Any restrictions on the transfer of the shares, such statement to be conspicuous.

Section 6.2. TRANSFERS OF SHARES. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares of the Corporation shall be made on the books of the Corporation only by the holder of record thereof or by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.3. REGISTERED STOCKHOLDERS. The Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of the State of Nevada, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

Section 6.4. LOST, STOLEN, OR DESTROYED CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing the issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the allegedly lost, stolen, or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against the Corporation or other obligees with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or certificates.

ARTICLE VII: DISTRIBUTIONS

Section 7.1. DECLARATION. The Board of Directors may authorize, and the Corporation may make, distributions to its stockholders in cash, property (other than shares of the Corporation), or a dividend of shares of the Corporation to the extent permitted by the Articles of Incorporation and the Nevada Corporation Act. No distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the Articles of Incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The Board of Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Section 7.2. FIXING RECORD DATES FOR DISTRIBUTIONS AND SHARE DIVIDENDS. For the purpose of determining stockholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the Board of Directors may, at the time of declaring the distribution or share dividend, set a date no more than 30 days prior to the date of the distribution or share dividend. If no record date is fixed for such distribution or share dividend, the record date shall be the date on which the resolution of the Board of Directors authorizing the distribution or share dividend is adopted.

ARTICLE VIII: MISCELLANEOUS

Section 8.1. CHECKS, DRAFTS, ETC. All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

Section 8.2. FISCAL YEAR. The fiscal year of the Corporation shall be as determined by the Board of Directors.

Section 8.3. CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION. Unless the context requires otherwise, the general provisions, rules of construction, and definitions of the Nevada Corporations Act shall govern the construction of these Bylaws. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

Section 8.4. INVALID PROVISIONS. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

ARTICLE IX: AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to amend or repeal these Bylaws, or to adopt new Bylaws.